SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1 )

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         CONTINENTAL CHOICE CARE, INC.
                (Name of Registrant as Specified in its Charter)

                                      N.A.
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        [ ]  No fee required

        [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1)  Title of each class of securities to which transaction applies:

                                      N.A.

        (2)  Aggregate number of securities to which transaction applies:

                                      N.A.

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N.A.

        (4)  Proposed maximum aggregate value of transaction:

                                  $13,120,000

        (5) Total fee paid:

                                   $2,624.00

        [X] Fee paid previously with preliminary materials.


        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

                                      -0-

        (2) Form, Schedule or Registration Statement No.:

                                      N.A.

        (3) Filing party:

                                      N.A.

        (4) Date filed:

                                      N.A.

                         Continental Choice Care, Inc.
                               25-B Vreeland Road

                         Florham Park, New Jersey 07932

                                 April 28, 1997

To the Shareholders of Continental Choice Care, Inc.:

        You are cordially invited to attend the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Continental Choice Care, Inc., a New Jersey corporation (the "Company"), to be held at the Hamilton Park Conference Center at 175 Park Avenue, Florham Park, New Jersey 07932 on May 27, 1997 at 4:00 p.m., New York City time. We have enclosed the (i) Notice of Annual Meeting, (ii) Proxy Statement and (iii) Proxy for the Annual Meeting. We have also enclosed the Company's 1996 Annual Report.

        At this meeting, you will be asked to approve the sale of substantially all of the assets of the Company and certain of its subsidiaries to IHS of New York, Inc., a New York corporation ("IHS"), pursuant to an Asset Purchase Agreement dated February 12, 1997, as amended. The Board of Directors of the Company has unanimously approved the sale of assets and believes it is in the best interests of the Company and its shareholders, and unanimously recommends that the shareholders vote "FOR" approval of the transaction. The Proxy Statement describes in more detail the terms of the transaction with IHS and provides certain financial and other information pertaining to the Company and IHS. Please give this information your careful attention.

        We urge you to complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your Proxy. At the meeting you will also be asked to elect Directors to the Board of Directors, approve the Company's 1997 Equity Incentive Plan and ratify the appointment of Arthur Andersen LLP, as the Company's independent public accountants.

        We look forward to seeing you at the Annual Meeting.

                                            Sincerely yours,

                                            Steven L. Trenk, President

                         Continental Choice Care, Inc.

                               25-B Vreeland Road
                         Florham Park, New Jersey 07932

       ------------------------------------------------------------------
                    Notice Of Annual Meeting Of Shareholders
                            To Be Held May 27, 1997
       ------------------------------------------------------------------

        The 1997 Annual Meeting of the Shareholders of Continental Choice Care, Inc. (the "Company") will be held at the Hamilton Park Conference Center at 175 Park Avenue, Florham Park, New Jersey 07932 on May 27, 1997 at 4:00 p.m., New York City time for the following purposes:

                (1) To approve the sale of substantially all of the assets of the Company and certain of its subsidiaries to IHS, Inc. pursuant to the terms of an Asset Purchase Agreement dated February 12, 1997, as amended.

                (2) To elect two Class I directors to hold office for a term of one year or until their successors have been duly elected and qualified, to elect one Class II director to hold office for a term of two years or until his successor has been duly elected and qualified and to elect two Class III directors to hold office for a term of three years or until their successors have been duly elected and qualified.

                (3) To approve the Company's 1997 Equity Incentive Plan.

                (4) To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 30, 1997, as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

        Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

        All shareholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                            By Order of the Board of Directors

                                            Steven L. Trenk
                                            President

April 28, 1997
Florham Park, New Jersey

                         Continental Choice Care, Inc.
                               25-B Vreeland Road
                         Florham Park, New Jersey 07932
                                  201-593-0500

       ------------------------------------------------------------------
                       Proxy Statement For Annual Meeting
       ------------------------------------------------------------------

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Continental Choice Care, Inc., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Hamilton Park Conference Center, 175 Park Avenue, Florham Park, New Jersey 07932 on May 27, 1997 at 4:00 p.m., New York City time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to shareholders on or about April 28, 1997. The enclosed proxy is being solicited by the Company. The principal executive offices of the Company are located at Suite 201, 25-B Vreeland Road, Florham Park, New Jersey 07932.

         Only shareholders of record at the close of business on the record date, March 30, 1997, will be entitled to vote at the Meeting and at all adjournments thereof.

         A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, is being mailed with this Proxy Statement to stockholders entitled to vote at the meeting. The information contained therein is incorporated by reference into this Proxy Statement.

         On January 31, 1997, there were outstanding and entitled to vote 3,237,500 shares of the Company's common stock, no par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

         Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain known factors are noted in this Proxy Statement, including, without limitation, those set forth under the headings "Approval of the Transaction" and "Certain Relationships and Related Transactions," as well as in the Company's Annual Report on Form 10-KSB which is being mailed with this Proxy Statement.

Voting Of Proxies

         If a proxy is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (with respect to the matters as to which the shareholder is entitled to vote) (a) "FOR" approval of the sale of substantially all of the assets of the Company and certain of its subsidiaries to IHS of New York, Inc. ("IHS") pursuant to the terms of an Asset Purchase Agreement (the "Purchase Agreement") dated February 12, 1997, as amended ("Proposal 1"), (b) "FOR" the election of each of Martin
G. Jacobs, M.D. and Jeffrey Claman as Class I directors, Steven L. Trenk as a Class II director and Alvin S. Trenk and Jeffrey B. Mendell as Class III directors ("Proposal 2"), (c) "FOR" the approval of the 1997 Equity Incentive Plan ("Proposal 3"), (d) "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997 ("Proposal 4"), and (e) in connection with the transaction of such other business as may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors.

A proxy may be revoked by a shareholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date or by voting in person at the Meeting.

Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for approval of the sale of substantially all of the assets of the Company and certain of its subsidiaries to IHS pursuant to the terms of an Asset Purchase Agreement dated February 12, 1997, as amended, the ratification and approval of the Company's 1997 Equity Incentive Plan (the "1997 Plan"), the appointment of Arthur Andersen LLP and any other matter which may be put to a shareholder vote at the Meeting. As to any particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal. Votes cast, either in person or by proxy, will be tabulated by First City Transfer Company, the Company's transfer agent.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information, as of March 30, 1997 regarding the beneficial ownership of the Company's Common Stock by each director and named executive officer (see "Compensation of Directors and Executive Officers") of the Company and by all directors and executive officers as a group and each person known to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. The Company has been advised that each shareholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.


Name and Address                    Amount and Nature of                        Percent of Outstanding
of Beneficial Owner                 Beneficial Ownership                              Common Stock
-------------------                 --------------------                        ----------------------
                                  Company             TechTron                 Company              TechTron
                               Common Stock         Common Stock            Common Stock          Common Stock
                               ------------         ------------            ------------          ------------
TechTron, Inc. (1)                1,527,500                   0               47.18%                   0.0%
Alvin S. Trenk(1)                     3,000 (2)       4,841,666               47.27%(3)               80.69%
Steven L. Trenk(1)                    1,000 (4)       4,841,666               47.21%(3)               80.69%
Martin G. Jacobs, M.D. (1)                0 (5)       4,841,666               47.18%(3)               80.69%
Jeff Ellentuck(1)                         0 (6)               0                *
Ronald A. Lefkon(1)                       0 (7)               0                *
Jeffrey A. Claman(1)                 30,000 (8)               0                *
Jeffrey B. Mendell(1)                30,000 (8)               0                *
Americorp Securities, Inc.(9)       296,233(10)                                8.62%
Americorp. Financial (9)            296,233(10)                                8.62%
Drew Schaefer (9)                   296,233(10)                                8.62%
All Directors and Officers
   as a Group (7 persons)         1,582,500           4,841,666               48.26%                  80.69%
------------------

*Comprises less than one percent of the outstanding Common Stock of the Company.

(1) The address of each named person and entity is 25-B Vreeland Road, Florham Park, New Jersey 07932.

(2) Does not include 150,000 shares underlying options issued to Mr. A. Trenk under the 1997 Plan which are not currently exercisable. The 1997 Plan is subject to approval of the shareholders of the Company at the Meeting.

(3) Includes 1,527,500 shares held by TechTron. Alvin S. Trenk, Steven L. Trenk and Martin G. Jacobs, M.D. are each officers, directors and principal shareholders of TechTron and directly own in the aggregate approximately 80.69% of the outstanding stock of TechTron. These individuals may also be considered to beneficially own, and to have shared investment and voting power with respect to, all shares of common stock owned by TechTron. Alvin S. Trenk, Steven L. Trenk and Martin G. Jacobs, M.D. are treated as a group herein for purposes of determining beneficial ownership.

(4) Includes 1,000 shares held in the name of Mr. S. Trenk's children. Does not include 25,000 and 104,000 shares of Common Stock underlying options issued to Mr. S. Trenk under the Company's 1994 Long Term Incentive Award Plan (the "1994 Plan") and the 1997 Plan, respectively, which are not currently exercisable.

(5) Does not include 25,000 and 101,000 shares of Common Stock underlying options issued to Dr. Jacobs under the 1994 Plan and the 1997 Plan, respectively, which are not currently exercisable.

(6) Does not include 35,000 and 15,000 shares of Common Stock underlying options issued to Mr. Ellentuck under the 1994 Plan and the 1997 Plan, respectively, which are not currently exercisable.

(7) Does not include 35,000 and 15,000 shares of Common Stock underlying options issued to Mr. Lefkon under the 1994 Plan and the 1997 Plan, respectively, which are not currently exercisable.

(8) Includes 30,000 shares of Common Stock underlying currently exercisable options granted under the Director's Stock Option Plan. Does not include 40,000 shares subject to options under the 1997 Plan which are not currently exercisable.

(9) Mr. Schaefer is the principal shareholder of Americorp Financial Services, Inc. which is the holding company of Americorp. Securities, Inc. The address of each is 1 New York Plaza, 40th Floor, New York, New York 10004. Each of Mr. Schaefer, Americorp Financial Services, Inc. and Americorp Securities, Inc. disclaims sole voting and dispositive power with respect to the securities.

(10) Based solely on the contents of filing on Form 13G dated as of December 31, 1996. Includes 96,067 shares of common stock and 200,166 warrants, each to purchase one share of common stock.

         Stock options were granted in 1995 to officers of the Company and in 1996 to a broad group of employees, directors and officers of the Company. In February 1997, all outstanding options, under the 1994 Plan were adjusted to have an exercise price of $1.87 per share and the Company adopted the 1997 Plan and issued options to substantially all employees of the Company under the 1997 Plan. The 1997 Plan is subject to approval of the shareholders of the Company at the Meeting. All options granted under the 1994 Plan were originally granted at the fair market value on the date of grant. All options granted under the 1997 Plan have an exercise price of $1.875 or $2.0625, 100% and 110%, respectively, of the fair market value of the Common Stock on the date of the grant.

PROPOSAL 1.       APPROVAL OF THE TRANSACTION

General

         The Company is engaged primarily in the dialysis treatment business (the "Treatment Business"). The Company and its subsidiaries, other than Continental Dialysis of Linden, Inc. ("Linden"), provide equipment, services and supplies to individuals in their homes and other residential alternative sites, including prisons and nursing homes. Linden owns and operates a free-standing center to train individual patients in the self-administration of peritoneal dialysis treatments in Linden, New Jersey. The Company is also engaged in the provision of consulting and administrative services to certain consulting customers located in New York ("Consulting Customers") and in the provision of acute care dialysis nursing placement services ("Acute Care

Services"). The Consulting Customers provide dialysis treatments to patients at and from in-center facilities owned and operated by the Consulting Customers. The Treatment Business, Linden, the Acute Care Services and the provision of services to Consulting Customers are referred to collectively as the "Dialysis Business."

         The Company also established an 80% owned subsidiary, Renal Management, Inc. ("RMI"), to expand the scope of the Company's services and enable it to be more directly involved in renal disease state management and nephrology practice management. From inception, RMI has been engaged primarily in forming a network of healthcare providers, exploring financing alternatives and marketing its business. To date, RMI has not conducted any substantive business nor entered into any agreements with customers.

         The shareholders of the Company are being asked to approve the sale (the "Transaction") of substantially all of the assets of the Company and its subsidiaries, other than Renal Management, Inc. ("RMI") (collectively, the "Selling Subsidiaries") relating to the Dialysis Business, to IHS pursuant to the terms of an Asset Purchase Agreement dated February 12, 1997, as amended (the "Purchase Agreement") and certain related agreements, among the Company, each of the Selling Subsidiaries, each of the Consulting Customers and IHS, subject to the execution of the Purchase Agreement by Upper Manhattan Dialysis Center, Inc. ("UMDC"), the exercise by IHS of the UMDC Option, as hereinafter defined, or the exclusion of the assets of UMDC from the proposed transaction.

         The following is a summary of information relating to the Transaction. This summary is not intended to be a complete description of the Transaction and is subject to and qualified in its entirety by reference to the more detailed information contained in the Purchase Agreement and related documents. A copy of the Purchase Agreement is attached to this Proxy Statement as Appendix A. Copies of each of the Escrow Agreement, the Voting Trust, the Consulting Agreement and the Non-Competition Agreement will be provided without charge to each stockholder upon written request to Investor Relations, Continental Choice Care, Inc. 25-B Vreeland Road, Suite 201, Florham Park, New Jersey 07932.

Reasons for the Sale and Contacts between the Parties

         For the fiscal years ended December 31, 1996 and December 31, 1995, revenues of the Company were approximately $5,800,000 and $8,200,000, respectively, while the Company reported after-tax losses of $282,000 and $1,274,000 for the same periods. Substantially all of the Company's revenues were derived from the Dialysis Business for these years. The Company attributes the decline in revenues primarily to a decline in the number of patients treated by the Company. The Company's patient base declined from approximately 200 patients to approximately 141 patients to approximately 109 patients as of January 1995, 1996 and 1997, respectively. The monthly total of treatments provided to hospital patients pursuant to agreements between the Company and hospitals varied substantially month to month, ranging from a low of approximately 2 patient equivalents to a high of approximately 9 patient equivalents during 1995 and 1996. Patient equivalents are computed by dividing the aggregate number of monthly acute treatments provided by the Company by 13, the average number of treatments per month generally administered to a patient receiving hemodialysis. The Company transferred the right to provide services to approximately 15 patients as a result of its sale of certain southern New Jersey based assets to RTC Supply, Inc. and approximately 35 patients in connection with the sale of its Cape May Courthouse facility to Renal Treatment Centers of New Jersey, Inc. ("RTC-NJ") in March 1996. However, the Company believes that the initial decline in its patient base was, and the Company's current inability to increase its patient base is, attributable primarily to changes in governmental regulation of Company-physician relationships which restrict certain referral arrangements with physicians, as well as the on-going consolidation occurring in the dialysis treatment business among competitors of the Company, most of whom have substantially greater financial resources than the Company. In addition, the failure of the Company's Consulting Customers to become profitable as quickly as initially expected by the Company has had an adverse affect on the Company

         In early 1995, the Company decided to expand its business through one or more mergers with competitors of the Company and with companies engaged in businesses complimentary to that conducted by the Company. In April 1995, the Company entered into a merger agreement with International Nursing Services, Inc. in Denver, Colorado which was terminated by the Company in June 1995. Thereafter, during 1995 and 1996, the Company actively sought merger partners engaged in the dialysis business. The Company's activities led to the sale to RTC-NJ of the Company's in-center dialysis facility in Cape May Court House, New Jersey and the Company's rights to service certain patients in the southern New Jersey area in March, 1996. Although the Company engaged in preliminary discussions with a variety of dialysis-based companies and entered into substantive negotiations with other dialysis-based companies, none of the discussions or negotiations resulted in the execution of a merger or other agreement.

         In February 1995, Mr. S. Trenk approached Nelson Shaller, the holder of all of the outstanding common stock of IHS, in order to determine if Mr. Shaller was interested in merging his affiliated health care companies with and into the Company. Although Mr. Shaller was not then interested in such a transaction, in April 1996, IHS approached the Company to discuss buying certain specified assets of the Company's Consulting Customers. The Company declined to enter into an agreement with IHS at that time. Management of the Company later contacted Mr. Shaller and proposed a merger between the Company and International Health Specialists, Inc., a healthcare company affiliated with IHS. The parties commenced preliminary negotiations which resulted in the execution of a letter of intent in January 1997. The parties continued negotiations culminating in the execution of the Purchase Agreement on February 12, 1997. Following the execution of the Purchase Agreement, a hospital which has an affiliation agreement with UMDC (the "UMDC Affiliated Hospital") asserted that it has a right of first refusal with respect to the sale of the assets or securities of UMDC. Thereafter, the shareholders of UMDC who are not affiliates of the Company objected to approving a sale transaction without the consent of the UMDC Affiliated Hospital. Although the Company and and certain executive officers of the Company who hold 50% of the outstanding voting securities of UMDC do not agree that the position taken by the UMDC Affiliated Hospital has merit, the Company and IHS entered into additional negotiations concerning the potential omission of the assets of UMDC from the assets to be transferred under the terms of the Purchase Agreement. The Company currently expects to execute an Amendment to Asset Purchase Agreement (the "Proposed Amendment") with respect to the potential omission of the UMDC assets from the proposed transaction during the the first week of May 1997. No assurance can be given that the Proposed Amendment will be executed or, if executed, that it will contain terms substantially similar to those summarized herein.

Summary of the Agreements

         The Parties

         The Company and its subsidiaries Continental Dialysis, Inc., Choice Care, Inc., Choice Staffing, Inc., Choice Care Infusion Services, Inc. (Delaware), Continental Dialysis of Linden, Inc. and Choice Care Infusion Services, Inc. (New York) and Dialysis Staffing, Inc. (collectively, "Company Sellers") are parties to the Purchase Agreement as sellers. Continental Dialysis Center of the Bronx, Inc. ("CDBI") and Alpha Administration Corp. ("Alpha"), each of which are Consulting Customers and each of which are wholly-owned by some or all of Alvin S. Trenk, Steven L. Trenk and Martin G. Jacobs, M.D., the Company's Chairman and Chief Executive Officer, President and Chief Operating Officer and Corporate Medical Director, respectively (collectively, "Certain Executive Officers") are also parties to the Purchase Agreement as sellers. In addition, Certain Executive Officers who, in the aggregate own 50% of the outstanding common stock of the Upper Manhattan Dialysis Center, Inc. ("UMDC") have agreed to use their respective reasonable best efforts to obtain the approval of the Purchase Agreement by UMDC's board of directors and shareholders and to vote the shares of UMDC common stock held by them in favor of such approval. The Certain Executive Officers have also granted an option to IHS, subject to the terms of a shareholders agreement among UMDC and its shareholders, to acquire all of the shares held by them for a price of $1,000,000 (the "UMDC Option"). The UMDC Option may be exercised only upon the purchase of all amounts due to the Company and its subsidiaries from UMDC and the remaining physician shareholders, together with the payment in full of existing bank loans to UMDC which is guaranteed by the Company and certain officers of the Company or the release of the guarantees and of security deposits previously made by the Company in respect of the UMDC bank loans. The Company Sellers, CDBI, Alpha and UMDC are referred to collectively in the Purchase Agreement and in this Proxy Statement as the "Sellers," provided that, in the event the transactions described in the Proposed Amendment are consummated, the term "Sellers" shall not include UMDC.

         Under the terms of the Proposed Amendment, in the event UMDC does not become a party to the Purchase Agreement or otherwise transfer its assets to IHS and IHS does not exercise the UMDC Option or otherwise acquire shares of UMDC, the assets of UMDC shall be excluded from the assets to be transferred to IHS and IHS shall purchase the remaining assets at a price of $5,120,000. No assurance can be given that the Proposed Amendment will be executed. No assurance can be given that the shareholders of UMDC who are not affiliated with the Company will vote in favor of the Transaction or that IHS will exercise the UMDC Option. The failure of the unaffiliated UMDC shareholders to approve the Transaction and the failure of IHS to exercise the UMDC Option could cause the Company and its consulting customers, other than UMDC, to be obligated sell their respective assets to IHS under the terms of the Proposed Amendment. The Company has guaranteed certain loans made by a bank lender to UMDC. Under the terms of the Company's guaranty and under the terms of the Proposed Amendment, any sale of substantially all of the Company's assets is subject to the approval of UMDC's bank lender. No assurance can be given that the bank lender will approve the transaction contemplated by the Proposed Amendment or that, if the bank lender approves such transaction, it will not place substantial conditions on the approval, including without limitation, restrictions on the use of sale proceeds. Further, no assurance can be given that, if the assets of UMDC are excluded from the proposed transaction, the assets or securities of UMDC will thereafter be sold to the UMDC Affiliated Hospital or any other party on terms acceptable to any of the parties or for a price sufficient to permit UMDC to pay its obligations to its bank lender and the Company.

         The Purchase Agreement was, and the Proposed Amendment is expected to be, executed by IHS as the Buyer. In addition, International Health Specialists, Inc., an affiliate of IHS, executed a guaranty of all obligations of IHS to close the transactions contemplated by the Purchase Agreement and to pay the purchase price.

         Terms of the Purchase Agreement

         Under the terms of the Purchase Agreement, the Sellers have jointly and severally agreed to sell to IHS all of the tangible and intangible assets, business and properties owned by the Sellers, and/or utilized or otherwise connected with the operation of the "Facilities" and the "Business." As used in the Purchase Agreement and in this Proxy Statement, the term "Facilities" includes the hemodialysis, peritoneal dialysis and acute care dialysis facilities operated by the Sellers and identified in the Agreement and the term "Business" includes the operation of the Facilities, and other fee-based dialysis nursing services and equipment services provided to the Facilities and other third parties, including all nursing services, employment agencies and other programs and activities relating to the provision of dialysis services. As used in the Purchase Agreement, the term "Assets" includes, without limitation, all right, title and interest in and to furniture, fixtures, equipment, vehicles, real and personal property, inventories, disposables, medical supplies, warranties and service contracts relating to the transferred assets, contracts for services and products, goodwill, prepaid expenses, transferrable licenses, deposits, and all other tangible and intangible property used by any Seller in or otherwise directly connected with providing services in connection with the Business.

         Certain assets are excluded from the Transaction. These assets include cash, cash equivalents, accounts receivable, and other related assets, as well as executory contracts and other agreements which are not specifically assumed by IHS. Further, in the event the Proposed Amendment is executed and the transactions contemplated thereby are consummated, the assets of UMDC will be excluded from the Transaction. In addition, the names "Continental Choice Care, Inc.," "Renal Management, Inc." and substantially similar names, as well as the assets of the Company used in administration, collections, accounting and legal functions and the assets of RMI are excluded from the assets being transferred to IHS. The Sellers will retain all liabilities not specifically assumed by IHS, other than executory contracts relating to the provision of dialysis services.

         Purchase Price

         The purchase price for the Assets, including the Assets of the Consulting Customers, is $13,120,000. The purchase price may be reduced by the amount of liabilities assumed by IHS or encumbering Assets acquired by IHS. In the event IHS exercises the UMDC Option, the Purchase Price shall be reduced by $5,750,000. In the event the Proposed Amendment is executed and the transactions contemplated thereby are consummated, the purchase price for the Assets, exclusive of the assets of UMDC will be $5,120,000. However, under the terms of the Proposed Amendment, if the assets ("Manhattan Assets") of UMDC or another dialysis facility which is located in Manhattan and is acceptable to IHS are later transferred to IHS, IHS will pay $6,000,000 for those assets and IHS will pay a market penetration bonus to the Company. The amount of the market penetration bonus is $2,000,000, less amounts in excess of $6,000,000 paid by IHS for the Manhattan Assets, if any. $1,000,000 of the Purchase Price (or, in the event the transactions contemplated by the Proposed Amendment are consummated, $500,000 of the Purchase Price) will be placed in escrow pursuant to an escrow agreement to secure the indemnity obligations of the Sellers to IHS under the terms of the Purchase Agreement. Under the terms of the Proposed Amendment, in the event that IHS shall be duly licensed to operate the Facilities in the States of Connecticut and New Jersey and shall be duly licensed to operate only one Facility in the State of New York, IHS shall pay one half of the consideration to the Company and shall place the remaining one half of the consideration into an escrow pending the receipt of the final New York licenses. During the pendency of the New York license for the remaining New York Facility, the remaining New York Facility will enter into a consulting and services agreement with IHS on terms mutually acceptable to the parties. In the event IHS does not receive the final New York license within a predetermined period following the creation of the escrow through no fault of IHS, the escrowed funds may be required to be returned to IHS. No assurance can be given the IHS will receive any or all of the state licenses and approvals required to permit the consummation of the proposed transactions.

         The Purchase Price will be adjusted dollar for dollar for any liabilities which are assumed by IHS other than real estate lease obligations. Certain liabilities of the Sellers which remain outstanding as of the closing of the Transaction may be placed in escrow by the Sellers or paid as of the closing. See "The Transaction-Related Agreements."

         Additional Agreements

         The Purchase Agreement contains certain additional agreements to be performed by the Sellers and IHS, the additional agreements include, without limitation, the following:

         The Sellers have agreed that, until the earlier of the Closing or the termination of the Purchase Agreement, no Seller shall, directly or indirectly
(i) solicit or encourage submissions of proposals or offers to acquire any of the Facilities or (ii) unless advised in writing by outside legal counsel that failure to do so would constitute a breach of a fiduciary duty, participate in any discussion or negotiations regarding any proposal or offer to acquire the Facilities, furnish information with respect to the acquisition of the Facilities to any person other than IHS or cooperate in any way with, or assist or participate in any proposal or offer from any person to acquire the

Facilities. The Purchase Agreement also requires the Company to prepare, file and deliver this proxy statement and to promptly hold the Meeting for the purpose of voting on the Purchase Agreement. The Purchase Agreement also requires the Board of Directors to recommend that the shareholders adopt and approve the Purchase Agreement unless the Board receives an opinion of legal counsel that to do so would constitute a breach of the Board's fiduciary duties.

         Representations and Warranties

         The Purchase Agreement contains various representations and warrantees of IHS and each of the Sellers. The representations and warrantees of IHS relate to: (i) IHS's corporate organization existence and good standing, authorization of the Purchase Agreement, the Transaction and the related agreements in the Purchase Agreement; (ii) the financial resources of IHS necessary to consummate the Transaction and the obligation of IHS to deliver to the Sellers a letter from International Health Specialists, Inc. confirming the representation of IHS; and (iii) IHS's ability to secure governmental authorizations, permits and licenses required in connection with the Transaction.

         The representations and warrantees of the Sellers relate to, among other things, the following: (i) the Sellers's corporate organization, existence, good standing, ownership of other business entities, the due authorization of the Purchase Agreement, related agreements referred to in the Purchase Agreement and the Transactions and matters relating to consents; (ii) accuracy and completeness of various financial reports of the Sellers; (iii) confirmation of the existence of the Assets being transferred, and lack of liens and encumbrances thereon, except for permitted liens and those being assumed by IHS, and the condition and use of the Assets; (iv) the identity of and information concerning employees; (v) the condition and quantity of inventory;
(vi) the agreement of the Sellers to conduct business only in the ordinary course through the date of Closing, and to refrain from selling Assets or incurring liens or obligations; (vii) the Sellers' operation of the business in compliance with applicable laws, lack of governmental proceedings against the Business, existence of all appropriate permits, licenses and approvals necessary to operate the Business, and lack of any activity, action or proceeding which would cause revocation or suspension of any license of IHS following the Closing; (viii) disclosures relating to actions, suits, proceedings or investigations with respect to any Seller or the Transaction; (ix) the absence of certain undisclosed disputes, losses of contract rights or events resulting in material adverse changes in the Businesses or condition of the Sellers and lack of loss of customers, suppliers or employees of the Sellers, in each case having a material adverse effect on the Business or its future; (x) the filing of all tax returns and lack of pending tax auditor controversies; (xi) the identification and status of material agreements; (xii) Medicaid and Medicare certifications, deficiencies identified by certain governmental agencies and lack of violation of conditions and standards required for Medicaid and Medicare reimbursement which would adversely affect the Assets or the Business following the Closing; (xiii) the lack of misleading statements by the Sellers; (xiv) the existence and status of insurance coverage; (xv) the identification of patients served by the Sellers; and (xvi) the identification of physicians attending or admitting patients to the Facilities.

         Buyer's Conditions

         The obligations of IHS to consummate the closing of the Transaction are subject to certain conditions including, but not limited to, (i) performance by the Sellers of the terms, covenants and conditions of the Purchase Agreement and the truthfulness of all representations and warrantees of the Sellers when made and as of Closing; (ii) assignment of all contracts assumed by IHS; (iii) receipt of all requisite consents and approvals from creditors, lessors and other persons with respect to contracts being assigned to IHS; (iv) receipt of an opinion of Sellers' legal counsel; (v) completion of the acquisition of the assets of the South Bronx Kidney Center by Alpha; (vi) receipt of all governmental approvals; (vii) ratification of the Purchase Agreement and the Transaction by the Board of Directors and shareholders of the Company at the Meeting; (viii) execution and delivery by the Company of the Consulting Agreement, as hereinafter defined, and execution and delivery of the Non-Competition Agreement, as hereinafter defined; (ix) provision by the Sellers for continued coverage under the Sellers' current policies of liability insurance for five years; (x) termination of all Sellers' employees at the Facilities and retention of those employees by IHS, payment of all accrued salaries and other benefits to terminated employees and partial termination of employee benefit plans; (xi) licensure of IHS to operate the Facilities and the Business in the States of New York, New Jersey and Connecticut and receipt by IHS of all other necessary accreditations, authorizations, consents and approvals; and (xii) IHS shall have entered into agreements with nephrologists to act as medical directors of each of the Facilities.

         Similarly, the obligations of the Sellers to close the Transactions are subject to certain conditions including, without limitation, the following: (i) performance by IHS of the terms, covenants and conditions of the Purchase Agreement and the truthfulness of all representations and warrantees of IHS when made and as of Closing; (ii) assumption by IHS of all obligations under all contracts IHS agrees to assume under the Purchase Agreement; (iii) delivery of an opinion of IHS's legal counsel; (iv) ratification of the Purchase Agreement and the Transaction by the Board of Directors and shareholders of Company at the Meeting; (v) execution and delivery by IHS of the Consulting Agreement, as hereinafter defined; (vi) execution and delivery by UMDC of the Purchase Agreement or execution of the UMDC Option; and (vii) receipt of all applicable governmental approvals.

         Indemnifications

         The Sellers indemnify IHS and IHS indemnifies the Sellers for losses, liabilities or expenses, including reasonable attorney's fees, resulting from any material misrepresentations made in the Purchase Agreement or any related agreements, any related schedules, exhibits and other documents and for material breaches of warrantees or covenants. In addition, the Company indemnifies IHS for expenses, costs and liabilities that may arise under the Bulk Sales Acts of New York, New Jersey or Connecticut, if applicable. The indemnification obligations of the Sellers are secured pursuant to the terms of the Escrow Agreement. See "The Transaction-The Related Agreements."

         Termination; Break-Up Fee

         The Agreement may be terminated at any time prior to the Closing by the mutual written consent of each of the parties and may, subject to the terms of the Proposed Amendment, be terminated by either party if all governmental consents to the Transaction have not been obtained on or before August 31, 1997 if the terminating party has used its reasonable best efforts to obtain the requisite approvals and licences, provided that the parties may mutually agree to extend such date.

         IHS may terminate the Agreement prior to the Closing date if (i) any Seller has breached any representation, warrantee or covenant in the Purchase Agreement in any material respect, (ii) if IHS shall determine that the Transaction has become inadvisable or impracticable by reason of the institution or threat by governmental authorities or private persons of material litigation or proceedings against any of the parties to the Purchase Agreement or any entities affiliated with such parties which pertains to or affects the Transaction or the business, assets or financial condition of any Seller, individually or in the aggregate, has been materially and adversely affected, whether by reason of changes or developments or operations in the ordinary course of business since December 31, 1996 or (iii) if the Closing does not occur on or before September 30, 1997 and the failure to close relates to conditions not met by the Sellers.

         The Sellers may terminate the Purchase Agreement at any time prior to or at the Closing if (i) IHS has breached any representation, warrantee or covenant contained in the Purchase Agreement in any material respect, (ii) the Transactions become inadvisable or impracticable by reason of the institution or threat by any governmental authority or any private person or entity of material litigation or proceedings against any of the parties of the Purchase Agreement or any entities affiliated with such parties pertaining to or affecting the Transaction, or (iii) subject to the terms of the Proposed Amendment, if the Closing shall not have occurred on or before September 30, 1997 and the failure to close relates to conditions not met by IHS. In the event an act, omission or breach giving rise to a right to terminate may be cured, the breaching party will be given thirty days to cure the breach and the Closing of the Transaction will be extended during the thirty day cure period.

         If IHS is not in material breach of its obligations under the Purchase Agreement, and IHS terminates the Agreement as a result of a breach by the Sellers of their representations, warranties or covenants or if any party terminates the Purchase Agreement because the Purchase Agreement is not adopted by the shareholders at the Meeting or the Meeting does not occur, and, within eighteen months following termination of the Agreement the Sellers enter into a definitive agreement for the acquisition of all or substantially all of the equity or assets of the Sellers, other than with IHS or its affiliates, at a purchase price in excess of the Purchase Price, the Company is obligated to pay a "break-up" fee of $500,000 to IHS.

Related Agreements

         In addition to the Purchase Agreements, certain of the parties have entered into four additional agreements (the "Related Agreements"). The Related Agreements include the Non-Competition Agreement, the Consulting Agreement, the Escrow Agreement and the Obligation Escrow Agreement. The Non-Competition Agreement is to be entered into among IHS, the Sellers and Certain Executive Officers. Under the terms of the Non-Competition Agreement, each of the Sellers has agreed not to compete with any dialysis or nursing - related business of IHS within the areas designated in the agreement for a period of five years following the closing. The Disease State Management and Physician Practice Management businesses proposed to be conducted by RMI are excluded from the provisions of the Non-Competition Agreement, as are the private practice of medicine and certain other businesses currently practiced or conducted by Martin G. Jacobs, MD, a director and the Corporate Medical Director of the Company. Under the terms of the Consulting Agreement, the Company has agreed to provide the consulting services of Certain Executive Officers to IHS for a period of three years in exchange for aggregate payments of $1,000,000 from IHS to the Company payable over the three year term of the Consulting Agreement. The Consulting Agreement may be terminated by IHS in the event the Company is unable to provide the services of two or more of the Certain Executive Officers or upon a breach of the Company or the Certain Executive Officers of the terms of the Consulting Agreement. The Company is entitled to terminate the Consulting Agreement and IHS will thereafter be relieved of its obligation to make payments under the Consulting Agreement. IHS may terminate the Consulting Agreement at any time on 90 days' notice, provided that thereafter IHS is required to continue making payments to the Company in accordance with the Agreement. The Consulting Agreement also contains a covenant not to compete, which is substantially identical to that which is contained in the Non-Competition Agreement.

         The Escrow Agreement and the Obligation Escrow Agreement will be entered into among the Sellers, IHS and Crummy, Del Deo, Dolan, Griffinger & Vecchione, an outside legal counsel to the Company, as escrow agent. Under the terms of the Escrow agreement, $1,000,000 of the Purchase Price ($500,000 in the event the transactions contemplated by the Proposed Amendment are consummated) will be placed into an escrow fund to provide security for the Sellers' potential obligations to IHS under the indemnification provisions of the Purchase Agreement. The portion of the Purchase Price remaining in escrow shall be reduced to a balance of $500,000 ($250,000 under the terms of the Proposed Amendment) plus the amount of pending claims made by IHS as of the sixth month following the date of the closing and a balance of $250,000 ($125,000 under the terms of the Proposed Amendment) plus the amount of pending claims made by IHS as of the twelfth month following the date of the escrow. Any amount remaining in the escrow fund in excess of claims made by IHS will be released to the Company eighteen months following the closing. Under the terms of the Obligation Escrow Agreement, as of the date of Closing, the Company is entitled to place into escrow an amount equal to all capitalized lease and other obligations constituting a lien against the Assets which the Company chooses not to satisfy at or before Closing. Following the Closing, the Company is required to pay or settle the outstanding obligations, for which it will use the escrowed funds. To the extent that the Company settles the outstanding obligations for an amount less than the face value of the obligations, and money remains in the escrow at the end of the sixth month following the Closing, the Company shall be entitled to the amount remaining in the escrow.

Conduct of The Company's Business Following The Closing.

         The Company currently intends to continue and may expand the operations of RMI. However, from inception, RMI has been engaged primarily in forming a network of providers, exploring financing alternatives and marketing its business. To date, RMI has not entered into any agreements with customers or recognized any income from providing management services to any third parties. The Company does not intend to use any substantial portion of the proceeds from the Transaction to provide funding for RMI. The Company currently intends to rely substantially on third party financing to operate RMI. No assurance can be given that any such financing will be available or, if available, will be available on terms acceptable to the Company or RMI. In the event the Proposed Amendment is executed, IHS does not exercise the UMDC Option and IHS does not purchase the assets of UMDC, the Company will remain obligated to provide services to UMDC and will continue to be subject to the terms of its guarantee of certain debts of UMDC. Although the Board of Directors of the Company is currently investigating prospective merger and acquisition candidates, the Board has not determined the specific application of the proceeds from the Transaction and does not intend to do so until after the Transaction has been consummated. The Board does not currently intend to distribute the proceeds of the Transaction to the Company's shareholders. However, the uses of the proceeds from the Transaction, if consummated, that may be considered by the Board include the development, acquisition and/or investment in or merger with new or existing businesses, distributions to the Company's shareholders, repurchases of the Company's securities and general business purposes. Such activities could include the acquisition of an entire company or companies, or divisions thereof, either through a merger or a purchase of assets, as well as an investment in the securities of a company or companies or, alternatively, a combination with another business in which the Company would not be the surviving corporation. The Company has not entered into any substantive negotiations concerning such acquisitions or investments. There can be no assurance that the Company will be successful in such efforts, and redeployment of the Company's assets into new investments and businesses entails risk to the shareholders. Although the Company does not presently intend to spend in excess of the net cash proceeds of the Transaction, if any, available to it for such acquisitions or investments, it is possible that future transactions could require additional funds. The need for additional financing will increase in the event the Proposed Amendment is executed and IHS does not purchase the assets of UMDC. Sources of such funds could include bank and other third party borrowings or the sale of debt or equity securities. There can be no assurance that the Company would be successful in obtaining any required additional funds.

Federal Income Tax Consequences

         The Transaction will result in a taxable disposition of the assets of the Sellers for federal income tax purposes. The Company will recognize gain measured by the difference, if any, between the amount of Purchase Price allocated to those Assets sold by the Company and its subsidiaries and the Company's or subsidiaries' adjusted tax basis in such Assets. In addition, the Company and its subsidiaries will recognize income to the extent prior period consulting and administrative fees are paid by the Consulting Customers. The Company currently estimates that, for federal tax purposes, approximately $1,250,000 of taxable gain will be offset by the net operating loss carried forward from the operations of the Company and its subsidiaries from prior years. However, the amount of such gain has not yet been fully determined. The amount of gain may vary based upon whether the portion of the Transaction relating to UMDC is consummated and, if consummated, whether it is consummated as a sale of the assets of UMDC, as a sale of 50% of the shares of UMDC from Certain Executive Officers to IHS or otherwise. The consummation of the Transaction is not expected to have any tax effect on the shareholders of the Company.

         Section 541 of the Internal Revenue Code of 1986, as amended (the "IRC") subjects a corporation which is a "personal holding company," as defined in the IRC, to a 39.6% penalty tax on undistributed personal holding company income in addition to the corporation's normal income tax. In order to be deemed a "personal holding company" under the IRC, a corporation must have personal holding company income of at least 60% of its adjusted ordinary gross income and more than 50% of its stock must be owned, directly or indirectly by five or fewer individuals. Personal holding company income is composed primarily of passive investment income plus, in certain events, personal service income. Due to the fact that more than 50% of the stock of the Company, as computed in accordance with the IRC, may be held by fewer than five individuals, and due to the fact that more than 60% of the Company's adjusted ordinary gross income may be composed primarily of passive investment income and personal service income for some period of time following the Closing, the Company may be subject to the penalty tax imposed by Section 541 of the IRC with respect to any net income it may have following the Closing. The Company does not expect to have a substantial net income during the fiscal year ended December 31, 1997. Further, the penalty tax does not apply to dividends or interest derived from certain tax-free securities in which the Company may invest, nor does it apply to net income distributed by the Company to its shareholders. However, the Company may nonetheless be subject to the penalty tax. The Company does not currently intend to distribute its net income to the shareholders of the Company, nor does it currently intend to limit its investments to tax free securities. No assurance can be given that the net income, if any, of the Company following the Closing of the Transaction will not be subject to the penalty imposed by Section 541 of the IRC.

Opinion of Investment Bankers

         The terms of the Transaction were determined as a result of arm's-length negotiations between the Company and IHS. During the course of such negotiations, the Company retained Josephthal Lyon & Ross, Incorporated ("Josephthal") to consider the fairness of the Transaction from a financial point of view. Josephthal did not participate in such negotiations or make specific recommendations as to the consideration to be paid by IHS. Josephthal and the employees of Josephthal involved in the analysis of the Transaction are regularly engaged in the valuation of companies at a stage of development similar to the Company's in connection with mergers and acquisitions, negotiated underwritings and valuations for corporate and other purposes. The Company retained Josephthal, based, in part, on this expertise and upon its knowledge of health care businesses and the participants in such businesses.

         Josephthal has delivered to the Board of Directors of the Company an opinion stating that the consideration to be paid in the Transaction is fair to the current holders of the Company's common stock from a financial point of view. Such opinion is based on a review and analysis by Josephthal of material bearing upon the financial and operating conditions of the Company and the assets being sold and material prepared in connection with the Transaction. In addition, Josephthal met with certain senior officers of the Company to discuss the prospects for the Company's business, their estimates of the Company's future financial performance and other matters that Josephthal believed relevant. Josephthal's opinion speaks only as of its date of issuance, which is prior to the commencement of negotiations of the Proposed Amendment. A copy of Josephthal's opinion is attached to this proxy statement as Appendix B.

         As compensation for the preparation and delivery of its opinion, Josephthal will receive an aggregate fee of $125,000. In connection with its prior representation of the Company, Josephthal and its affiliates were granted warrants to purchase up to 100,000 shares of the Company's common stock at an exercise price of $3.00 per share.

Recommendation of the Board of Directors.

         The Board of Directors of the Company has unanimously approved the Transaction and believes that the consummation of the Transaction is in the best interests of the Company and the shareholders of the Company. The Board of Directors unanimously recommends that the shareholders of the Company vote in favor of approval of the Purchase Agreement and the Transaction. The recommendation of the Board of Directors is based on a variety of factors, including those discussed in the section of this Proxy Statement entitled "The Transaction-Reasons for the Sale and Contacts between the Parties."

Dissenter's Rights

         Shareholders of the Company have the right to dissent from the Transaction pursuant to the provisions of Section 14A:11-1 et seq. ("Chapter 11") of the New Jersey Business Corporation Act ("NJBCA").

         Chapter 11 of the NJBCA sets forth the procedures to be followed by a shareholder in order to exercise his dissenter's rights. The following brief summary does not purport to be a complete statement of the provisions of Chapter 11 and is qualified in its entirety by reference to the text of Chapter 11 of the NJBCA.

         A shareholder who intends to exercise dissenters' rights under New Jersey law must file a written notice of dissent with the Company at Suite 201, 25-B Vreeland Road, Florham Park, N.J. 07932, Attention: President, stating that the shareholder intends to demand payment for his or her shares if the Transaction is approved. Neither an abstention nor a vote against the proposed sale of the Property will constitute such a notice. However, if the required written notice is properly filed, failure to vote against the proposed sale of the Property will not constitute a waiver of dissenter's rights. It is recommended that any written objection which is mailed be sent by registered or certified mail, "Return Receipt Requested." A stockholder will lose his or her right to dissent if he or she votes FOR the proposed sale of the Property or consents in writing to the proposed sale of the Property.

         Within 10 days after the approval of the sale of the Property by the stockholders of the Company, the Company will give written notice of such favorable vote, by certified mail, to each stockholder who has duly filed a written objection, at such holder's address as it appears on the books of the Company, except any holder who voted "FOR" the sale of the Property or consented in writing to the proposed sale of the Property.

         Within 20 days after mailing such notice, any stockholder who filed a written objection and who elects to dissent must file with the Company a written demand for the payment of the fair value of his or her shares. For the convenience of the Company, such demand should be filed at 25-B Vreeland Road, Suite 201, Florham Park, New Jersey, 07932, Attention: President, and should state the holder's name and residence address and the number of shares as to which he or she holds and a demand for payment of the fair value of his or her shares. It is recommended that any such demand for payment which is mailed be sent by registered or certified mail, "Return Receipt Requested".

         A stockholder may not dissent as to less than all of the shares that he or she owns beneficially, and with respect to which he or she has a right to dissent. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such beneficial owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

         Not later than 10 days after the expiration of the period within which stockholders may make written demand to be paid the fair value of their shares (the "10 Day Deadline"), the Company will mail to each dissenting stockholder its most recent financial statements and may offer, but is not required, to pay all dissenting stockholders a specified price per share. If the fair value of the shares is not agreed upon within 30 days, a stockholder may make written demand on the Company that it commence an action in the Superior Court of New Jersey for a determination of the fair value of the shares. Such demand must be made within 60 days after the 10 Day Deadline and such action will be commenced by the Company within 30 days after receipt by the Company of such demand. If the Company fails to commence an action, any dissenting stockholder may do so in the name of the Company provided such action is brought not later than 60 days after the expiration of the time in which the Company was to commence such proceeding. The court shall thereupon determine the fair value of the shares and in connection therewith, may allow such interest on such amount from the date demand was made until the date of payment as it finds to be equitable. The court may also apportion and assess against dissenting stockholders or the Company the costs and expenses of such proceeding.

         Any stockholder who fails to properly file a written notice of dissent or who votes for the proposed sale of the Property or who fails to properly make demand for payment from the proposed sale of the Property will lose his or her right to dissent. Furthermore, if no court petition demanding determination of the fair value of the shares of dissenting holders is filed within the time limits described above, all dissenting holders will lose their right to dissent under Chapter 11. However, if any stockholder properly files such a petition, the proceeding will be for the benefit of all stockholders who had duly elected to dissent.

         At the time of the filing of the demand for payment or within 20 days thereafter, a dissenting stockholder must submit the certificate representing his or her shares of common stock to the Company in order that there may be conspicuously noted thereon that a demand for payment has been filed. After notation, such certificates shall be returned to the stockholder or other person who submitted them on his behalf. Any stockholder who fails to submit his or her certificate for such notation may lose his or her right to dissent. A dissenting stockholder may withdraw his election to dissent with the consent of the Company. The right of a dissenting stockholder who has complied with the required procedures to receive payment of the fair value of his or her shares is exclusive of any other right which he may have as a stockholder, except as otherwise provided by New Jersey common law.

Certain Post Closing Risks

        Potential Delisting of Securities

        The Nasdaq Stock Market, Inc. ("Nasdaq") has advised the Company that Nasdaq is likely to seek a delisting of the Company's securities from trading in the event the Company is a "public shell" following the closing of the Transaction. The term public "shell generally" includes a company whose securities are publicly traded but which conducts no substantial operating business. No assurance can be given that Nasdaq will not determine that the Company constitutes a "public shell" following the closing of the Transaction. In the event the Company's securities are delisted and the Company thereafter ceases to be a "blind pool," the Company may reapply to have its securities relisted for trading. However, it is the position of Nasdaq that the Company will have to meet the original listing requirements for trading, as opposed to the continuing listing requirements for trading, under which the Company's securities currently trade. The original listing requirements are more stringent than those for continued listing under both current and proposed Nasdaq listing requirements. No assurance can be given that the Company will cease to meet the definition of a "public shell" following the Closing of the Transaction, that the Company will apply for the relisting of its securities for trading on or that, if the Company does so apply, that it will be able to meet the original listing requirements.

        Investment Company Act Considerations

        The Investment Company act of 1940, as amended ("1940 Act"), requires the registration of, and imposes various substantive restrictions on, certain companies that engage primarily, or propose to engage primarily, in the business of investing, reinvesting, or trading in securities, or that fail certain statistical tests regarding the composition of assets and sources of income, and are not primarily engaged in businesses other than investing, holding, owning or trading securities. The Company intends to engage in businesses other than investing, reinvesting, owning, holding or trading in securities within one year following the closing of the Transaction. The Company will seek to invest temporarily the proceeds of the Transaction and to utilize the proceeds in a manner so as to avoid becoming subject to the registration requirements of the 1940 Act. Such investment is likely to result in the Company obtaining lower yields on the funds invested than might be available in the securities market generally. There can be no assurance that such investments and utilization can be made. If the Company were required to register as an investment company under the 1940 Act, it would become subject to substantial regulation with respect to its capital structure, management, operations, transactions with affiliates, and other matters.

Market for Company Common Stock and Related Security Holder Matters

        The Company's common stock (CCCI) and the Company's Common Stock Purchase Warrants (CCCIW) and the Company's units, each comprised of one share of Common Stock and one Common Stock Purchase Warrant, (CCCIU) are traded in the NASDAQ national market system. There are approximately 19 holders of record of the Company's common stock as of February 25, 1997. The following table sets forth the closing high and low bids for each of the securities for each quarter since following the quarter ended June 30, 1995. The figures set forth below were obtained from the National Association of Securities Dealers (NASD) "Monthly Statistical Report".

                                         Common Stock                 Warrants                 Units
Three months ended                          (CCCI)                    (CCCIW)                 (CCCIU)
------------------                          ------                    -------                 -------
                                     High           Low         High         Low       High         Low
                                     ----           ---         ----         ---       ----         ---
December 31, 1996                    3-3/8          1-7/16      11/32        3/16      3-3/8        1-3/8
September 30, 1996                   4              2            1/2         1/4       4-1/8        2-1/16
June 30, 1996                        4-1/8          3-7/8        1/2         3/8       4-1/2        4-1/8
March 31, 1996                       4-1/8          3-1/4        1/2         1/4       4-1/2        3-1/2
December 31, 1995                    5              3-1/4        3/4         1/4       5-3/4        3-1/2
September 30, 1995                   5-1/2          4-1/2       1            3/8       6            5

         As of February 12, 1997, the date immediately prior to the public announcement of the execution of the Purchase Agreement, the average of the high and low bid prices for the Company's common stock, common stock purchase warrants and units were $1.38, $0.14 and $1.31 respectively. As of February 26, 1997, the average of the high and low bid prices of the Company's common stock, common stock purchase warrants and units were $1.50, $0.12 and $1.62 respectively. The prices shown reflect interdealer quotations without adjustment for retail mark-up, mark-down or commission and may not represent actual transactions. The Company has paid no cash or stock dividends since its inception. The Company's securities are subject to delisting from trading by NASDAQ in the event the Transaction is consummated. See "The Transaction - Certain Post - Closing Risks".

         As of October 3, 1996, the Company issued warrants (the "Josephthal Warrant") to purchase up to 100,000 shares of Common Stock to Josephthal and to certain of its officers. The Josephthal Warrants are exercisable during the period ending September 30, 2001 at a price of $3.00 per share of Common Stock. Holders of the Josephthal Warrants are entitled to certain "piggy back" registration rights with respect to the Common Stock underlying the Josephthal Warrant.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 have been prepared to illustrate the estimated effects of the sale of substantially all of the assets of the Company and certain of its subsidiaries to IHS pursuant to the Purchase Agreement. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 was prepared as if the Transaction was effective as of January 1, 1996. The Unaudited Pro Forma Condensed Consolidated Balance

Sheet was prepared as if the Transaction was effective December 31, 1996. The Unaudited Pro Forma Financial Statements do not purport to represent what the Company's financial position or results of operations would actually have been if such Transaction had in fact occurred on such dates. The Unaudited Pro Forma Condensed Consolidated Financial Statements also do not purport to project the financial position or results of operations of the Company as of any future date or for any future period.

         The Unaudited Pro Forma Condensed Consolidated Statement of Operations includes the historical sales and costs of the Company adjusted for the effects of the Transaction.

         The pro forma financial information should be read in conjunction with the Company's consolidated financial statements and the related notes appearing in the Company's Annual Report accompanying this Proxy.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of December 31, 1996

                                                                                  Pro Forma             Pro Forma
                                                            Historical           Adjustments               Total
                                                            ----------           -----------               -----
ASSETS
Current Assets:
Cash, including restricted cash of
     $200,000......................................        $1,418,054             $8,126,722   (1)      $ 9,544,776
Accounts receivable, net...........................           989,363              1,000,000   (1)        1,989,363
Supplies inventories...............................            52,028                (52,028)  (2)                0
Deferred tax asset.................................           125,000               (125,000)  (3)                0
Other current assets...............................           129,163                                       129,163
                                                           ----------             ----------            -----------
  Total current assets.............................         2,713,608              8,949,694             11,663,302
Amounts due from affiliates........................           779,273               (622,405)  (1)          156,868
Amounts due from consulting customers..............         2,872,468             (2,872,468)  (1)                0
Property and equipment, net........................           691,237               (574,486)  (2)          116,751
Other assets.......................................            57,907                 (6,906)  (2)           51,001
                                                           ----------             ----------            -----------
                                                           $7,114,493             $4,873,429            $11,987,922
                                                           ==========             ==========            ===========
LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities:

Accounts payable...................................        $1,408,939              ($265,900)  (2)       $1,143,039
Accrued expenses...................................           611,344                                       611,344
Current portion of notes payable and
  capital lease obligations........................            57,643                (39,974)  (2)           17,669
Income taxes payable...............................            48,939              2,100,000   (3)        2,148,939
                                                           ----------             ----------            -----------
  Total current liabilities........................         2,126,865              1,794,126              3,920,991
Notes payable and capital lease
  obligations, less current portion................            64,319                (64,319)  (2)                0
                                                           ----------             ----------            -----------
                                                            2,191,184              1,729,807              3,920,991
                                                           ==========             ==========            ===========
Stockholders' Equity:
Common stock.......................................         5,464,061                                     5,464,061
Paid-in capital....................................               500                                           500
Retained earnings (accumulated deficit)............         (541,252)              3,143,622   (4)        2,602,370
                                                           ----------             ----------            -----------
Total stockholders' equity.........................         4,923,309              3,143,622              8,066,931
                                                           ----------             ----------            -----------
                                                           $7,114,493             $4,873,429            $11,987,922
                                                           ==========             ==========            ===========

         The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet are an integral part of this statement.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the sale of substantially all assets as if the Transaction had been consummated on December 31, 1996. The following is a summary of adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

   1. Represents cash to be received from sale of substantially all Company-owned assets to IHS and repayments of amounts due from affiliates and consulting customers from their share of the proceeds. Payments from affiliates and Consulting Customers are to be made simultaneously with the closing of the Transaction. The pro forma adjustment to Cash in the Pro Forma Condensed Consolidated Balance Sheet reflects the balance of the $13,120,000 to be received in the Transaction after repayment of outstanding bank loans, equipment leases, estimated costs of the transaction, and distributions primarily to the non-related owners of 50% of UMDC. The $1,000,000 of cash to be placed in escrow at the closing is presented as an account receivable. In the event the Proposed Amendment is executed and the transactions contemplated thereby are consummated, cash related to the Transaction will be reduced by $8,000,000 (less any amounts received from a sale of the assets of UMDC to a third party) and cash to be placed in escrow will be $500,000.

   2. Represents assets sold to IHS and repayment of amounts owing on such assets at time of closing.

   3. Represents the estimated income tax liability arising from the sale of assets at the statutory tax rate of 40%.

   4. Represents the anticipated gain from the sale of assets to IHS and the consulting fees due from Consulting Customers related to prior periods to be paid at closing, net of income taxes.

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996

                                                                                  Pro Forma             Pro Forma
                                                         Historical              Adjustments              Total
                                                         ----------              -----------              -----
Net Patient Revenues...............................       $5,751,896             $(5,415,292)  (1)        $336,604
Consulting fees....................................                0                 333,333   (2)         333,333
                                                          ----------             -----------           -----------
Total revenues and fees............................        5,751,896              (5,081,959)              669,937
                                                          ----------             -----------           -----------
Costs and Expenses:

     Cost of sales.................................        2,181,807              (2,181,807)  (1)               0
     Provision for doubtful accounts...............          379,672                (379,672)  (1)               0
     Selling, general and administrative...........        5,183,414              (3,237,768)  (1)       1,945,646
     Depreciation and amortization.................          177,353                (160,553)  (1)          16,800
     Interest income, net..........................          (68,981)                                      (68,981)
                                                          ----------             -----------           -----------
Total costs and expenses...........................        7,853,265              (5,959,800)            1,893,465
                                                          ----------             -----------           -----------
Loss from operations...............................       (2,101,369)                877,841            (1,223,528)

Gain on sale of former New Jersey in-center
     facility and certain other assets.............        1,749,080              (1,749,080)  (3)               0
                                                          ----------             -----------           -----------
Loss before income taxes...........................         (352,289)               (871,239)           (1,223,528)
Benefit for income taxes...........................          (20,415)                 20,415   (4)               0
                                                          ----------             -----------           -----------
Net loss...........................................        ($331,874)            ($  891,654)          ($1,223,528)
                                                          ==========             ===========           ===========

     Net loss per share                                       ($0.10)                                       ($0.38)
                                                              =======                                       =======

          The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations are an integral part of this statement.

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

          The Unaudited Pro Forma Condensed Consolidated Statement of Operations has been prepared to reflect the sale of substantially all assets of the Company as if the Transaction occurred on January 1, 1996. The following is a summary of adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

     1. Represents elimination of all revenues, costs and expenses related to sold operations.

     2. Represents first year consulting fee to be received from purchaser under contractual obligation.

     3. Represents elimination of one-time gain on sale of certain assets in March 1996.

     4. Represents elimination of the tax benefit.

          No effect has been given in the Unaudited Pro Forma Condensed Consolidated Statement of Operations to interest income from investing of net cash proceeds from the sale of assets. The pro forma financial information presented above is presented to reflect the Transaction as described herein without regard to the Proposed Amendment. In the event that UMDC does not elect to sell its assets, and IHS elects to exercise the UMDC Option whereby Certain Executive Officers sell their 50% interest in UMDC to IHS, the pro forma operating results would not change; however, the pro forma balance sheet would reflect approximately $1,000,000 of additional cash and approximately $500,000 of additional income taxes payable. Further, should the Proposed Amendment be executed and the transactions contemplated thereby be consummated, the pro forma operating results would not change; however, assuming a price reduction of $8,000,000, the pro forma balance sheet would reflect approximately $4,400,000 less cash, amounts due from consulting customers would increase approximately $1,500,000 and income taxes payable would decrease by approximately $600,000.

PROPOSAL 2.  ELECTION OF DIRECTORS.

         The Company's Certificate of Incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors serve for staggered three-year terms, including two Class I directors (Martin G. Jacobs, M.D. and Jeffrey A. Claman), one Class II director (Steven L. Trenk) and two Class III directors (Alvin S. Trenk and Jeffrey B. Mendell), each of whose terms will expire upon the election of directors at the annual meeting of shareholders to be held in 1997. If elected by a plurality vote of the holders of the shares of Common Stock of the Company, the nominees for Class I directors, Martin Jacobs, M.D. and Jeffrey A. Claman, will serve for a one year term expiring in 1998 or until their respective successors are elected and qualified, or until death, resignation or removal. The nominee for Class II director, Steven L. Trenk, if elected by a plurality vote of the shareholders of the Company, will serve for a two year term expiring in 1999 or until his successor is elected and qualified, or until death, resignation or removal. The nominees for Class III directors, Alvin S. Trenk and Jeffrey B. Mendell, will serve for three year terms expiring in 2000 or until their respective successors are elected and qualified, or until death, resignation or removal. Each of the current directors holds office until the expiration of their respective terms and until their respective successors are elected and qualified, or until death, resignation or removal. Officers serve at the discretion of the Board of Directors. Messrs. Alvin and Steven Trenk and Dr. Jacobs were elected as directors in December 1993 and Messrs. Claman and Mendell were elected as directors in June 1994.

         Americorp Securities, Inc. and Royce Investment Group, Inc., the underwriters in the Company's initial public offering of securities, are entitled to appoint one individual to be nominated as a director of the Company. To date, no such person has been appointed. At each annual meeting subsequent to the Meeting, directors will be elected for a term of three years so that the term of office of one class of directors shall expire each year.

         The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of Martin G. Jacobs, M.D., Jeffrey A. Claman, Steven L. Trenk, Alvin S. Trenk and Jeffrey B. Mendell. If Dr. Jacobs, Mr. Claman, Mr. S. Trenk, Mr. A. Trenk or Mr. Mendell becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why Dr. Jacobs, Mr. Claman or Mr. S. Trenk may not be able to serve as directors if elected.

The Board of Directors recommends that each of the above nominees be elected as a director.

         The name and age of each of the nominees and each of the incumbent directors whose term will continue following the Meeting, the executive officers and significant employees of the Company their respective positions with the Company and, to the extent applicable, the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the nominees, the incumbent directors, executive officers and significant employees of the Company follows the table.


Name                          Age       Position with the Company            Director Since
----                          ---       -------------------------            --------------
Class I Directors

Martin G. Jacobs, M.D.        67        Director, Corporate Medical               1993
                                        Director

Jeffrey A. Claman             55        Director                                  1994


Class II Directors

Steven L. Trenk               43        Director, President and Chief             1993
                                        Operating Officer

Class III Directors

Alvin S. Trenk                67        Director, Chairman, Chief                 1993
                                        Executive Officer

Jeffrey B. Mendell            43        Director                                  1994


Executive Officers and
Significant Employees

Jeff Ellentuck                43        Executive VP and General
                                        Counsel, Asst. Secretary

Ronald A. Lefkon              56        Chief Financial Officer and
                                        Treasurer


Certain Biographical Information Concerning
Incumbent Directors and Executive Officers

        Alvin S. Trenk, a founder of TechTron and of the Company, has served as Chairman of the Board of Directors of TechTron since prior to 1989. Mr. Trenk has served as the Chairman, Chief Executive Officer and a director of each of the Company's subsidiaries, other than LDL, since the formation of each subsidiary and as Chairman, Chief Executive Officer and a Director of CDBI since its formation. Since December 1993 he has served as Chairman and Chief Executive Officer of Alpha. Mr. Trenk is also Chairman of the Board of UMDC. See "Certain Transactions." Mr. Trenk has served as Chairman and Chief Executive Officer of LDL since March 1994. Mr. Trenk also serves as Chairman, Chief Executive Officer and a director of Trenk Enterprises, Inc. ("TEI"), which is wholly-owned by Mr. Trenk and pursuant to which Mr. Trenk provides services to the Company. See

"Compensation Arrangements Employment Agreements." In addition, Mr. Trenk is an officer and director of various corporations engaged in the ownership and development of real property and the operation of helicopter landing facilities, helicopter charter, air taxi, sight seeing and tour operations, as well as other activities.

        Steven L. Trenk, a founder of the Company, served as Vice President for Business Development of TechTron from 1987 through October 1991. Since October 1991, Mr. Trenk has served as the President of each of the Company's subsidiaries, other than LDL and Renal Management, Inc., a newly formed subsidiary, and, since December 1993, has served as the President of Alpha. Mr. Trenk has served as the President of LDL since March 1994 and as the Vice Chairman of RMI since its inception. Mr. Trenk is the Treasurer of UMDC. Mr. Trenk also serves as the Vice President of Orange Y Associates, Inc., a real estate development company.

        Martin G. Jacobs, M.D., a founder of the Company, is a physician engaged in the treatment of renal disease and hypertension. Dr. Jacobs has served as President of Nephrological Associates, P.A., which he founded in 1964. Dr. Jacobs has served as the Corporate Medical Director for TechTron since its formation and for the Company since its formation.

        Ronald A. Lefkon joined the Company as Chief Financial Officer in August 1994 and was appointed Treasurer of the Company in 1996. For eight years, prior to joining the Company, Mr. Lefkon was an independent business consultant. Mr. Lefkon is a certified public accountant and holds a Masters of Business Administration from Columbia University.

        Jeff Ellentuck joined the Company as Executive Vice President and General Counsel in October 1994. Prior to joining the Company, Mr. Ellentuck was an attorney with Crummy, Del Deo, Dolan, Griffinger & Vecchione, a law firm in Newark, New Jersey, with whom he was associated from 1987. Mr. Ellentuck is Executive Vice President, General Counsel and Secretary of Renal Management, Inc., a subsidiary of the Company. Mr. Ellentuck also provides services to certain businesses in which Alvin S. Trenk, Steven L. Trenk, Martin C. Jacobs, M.D. and their families have interests. Prior to 1987, Mr. Ellentuck was associated with other New Jersey based law firms.

        Jeffrey A. Claman has been a managing partner of Cross Mill Associates, a general partnership which owns and operates a shopping center/office complex since 1985. Mr. Claman is also the President of Jacon, Inc., a privately wholly owned corporation which manages real estate and provides consulting services. Mr. Claman is also engaged in various other private investment and money management activities. Mr. Claman holds a Masters of Business Administration degree from New York University.

        Jeffrey B. Mendell is an owner and Managing Director of G.S. Wilcox & Co., LLC, a commercial mortgage banking company based in White Plains, New York, a position he has held since September, 1996. In addition, Mr. Mendell is the Chairman and Chief Executive Officer of JBM Realty Capital Corp. through which he acts as principal in the acquisition and development of commercial real estate. He was the president of National Realty & Development Corp., a privately held corporation which owns and manages commercial real estate, from May 1992 to August, 1996.

From June 1991 to April 1992, Mr. Mendell served as a Vice-President of Citicorp Real Estate, a banking and real estate company. Mr. Mendell also participates in various other business ventures.

        Alvin S. Trenk is the father of Steven L. Trenk and the brother-in-law of Martin G. Jacobs, M.D. Martin G. Jacobs, M.D. is the uncle of Steven L. Trenk.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq. The Company is not aware that any director, officer or 10% beneficial owner of the Company's Common Stock failed to file reports during the year ended December 31, 1996.

Meetings of the Board and Committees

        During fiscal year 1996, the Board of Directors held three meetings and acted by unanimous written consent on three other occasions. Each of the directors attended all meetings of the Board of Directors and meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended December 31, 1996.

        The Board of Directors appointed a Compensation Committee and an Audit Committee, both of which are comprised of Mr. Claman and Mr. Mendell. The Compensation Committee provides recommendations concerning salaries and incentive compensation for executive officers and key personnel, and administers the Incentive Plan and will administer the 1997 Plan. The Compensation Committee held one meeting during the fiscal year ended December 31, 1996. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits and reviewing internal accounting controls. The Audit Committee held two meetings during the fiscal year ended December 31, 1996. The Board of Directors has no nominating committee or any committee performing the functions of such a committee.

Compensation Of Directors And Executive Officers

        The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for each of the fiscal years ended December 31, 1996, 1995, and 1994 of those persons who were, at December 31, 1996, (i) the chief executive officer and (ii) the other two most highly compensated executive officers of the Company for the fiscal year ended December 31, 1996 (the "named executive officers"):

Executive Compensation Table

                                                      Annual Compensation
                                             --------------------------------------
                                                                                      Common
Name and Principal Position                                                           Stock
---------------------------                                          Other Annual     Underlying     All Other
                                 Fiscal Year      Salary    Bonus    Compensation     Options(2)    Compensation
                                 -----------      ------    -----    ------------     ----------    ------------
Alvin S. Trenk (1)                  1996          $241,800    0            0               0              0
  Chairman of the Board and         1995          $230,000    0            0               0              0
  Chief Executive Officer           1994          $321,817    0            0               0              0

Steven L. Trenk                     1996          $120,000    0            0            25,000            0
  President and Chief               1995          $133,846    0            0               0              0
  Operating Officer                 1994          $180,770    0           (3)              0              0

Jeff Ellentuck                      1996          $117,385    0            0            25,000            0
  Executive Vice President and      1995          $104,077    0            0            10,000            0
  General Counsel                   1994           $23,692    0            0               0              0


(1) Paid to TEI, a corporation wholly-owned by Alvin S. Trenk which provides consulting services to the Company. See "Compensation Arrangements - Employment Agreements."

(2) Does not include options granted in February 1997 pursuant to the 1997 Plan which is subject to approval of the shareholders of the Company at the Meeting. All listed options were repriced to $1.875 in February, 1997.

(3) In February 1994, TechTron, which holds approximately 47.5% of the outstanding common stock of the Company, issued 529,291 of TechTron's common stock to Steven L. Trenk to reflect the contribution of Mr. Trenk to the business of TechTron and in consideration of services to TechTron. See "Certain Transactions".

No named executive officer received personal benefits or perquisites during the fiscal year ended December 31, 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus. See "Certain Transactions" for additional information with respect to benefits received by certain members of management of the Company.

Director Compensation

         The non-employee directors of the Company receive compensation of $1,000 per meeting of the Board of Directors attended and $500 for each meeting of a committee of the Board of Directors which they attend as a committee member. Directors are entitled to participate in the Company's Director's Stock Option Plan, described below, and received options to acquire an aggregate of 40,000 shares of Common Stock pursuant to the 1997 Plan.

         Compensation Arrangements

         Employment Agreements

         The Company entered into a consulting agreement (the "TEI Agreement") with TEI dated as of April 1, 1994. TEI is wholly-owned by Alvin S. Trenk. Under the terms of the TEI Agreement, TEI agreed to make Mr. A. Trenk available to serve as the Chairman of the Board and Chief Executive Officer of the Company, to serve as Chairman of the Board, Chief Executive

Officer and director of any of the Company's subsidiaries and to serve as a shareholder, officer and director of any entity to which the Company provides services, equipment and supplies. Mr. A. Trenk is required to perform up to 750 hours of service per year. The TEI Agreement provides for payments by the Company to TEI of a fee of $300,000 per year plus such cash bonuses as may be determined by the Board of Directors.

         The TEI Agreement has an initial term of five years which automatically renews for an additional year on every anniversary date unless such renewal is terminated by the Board of Directors in writing not less than 90 days prior to the anniversary date or unless the TEI Agreement is otherwise terminated pursuant to its terms. The Company has agreed to permit the employees of TEI to participate in employee benefit plans established for senior management of the Company. The Company has also agreed to make payments, not in excess of $1,500 per month, for an automobile for Mr. A. Trenk's use, to pay for $1,000,000 of term life insurance for Mr. A. Trenk, the beneficiary of which will be the Company, to pay for disability insurance for Mr. A. Trenk and to permit Mr. A. Trenk to participate in stock option plans consistent with other members of senior management of the Company. The TEI Agreement terminates upon the death of Mr. A. Trenk and may be terminated by the Company upon his disability (as defined in the TEI Agreement).

         Steven L. Trenk entered into an employment agreement with the Company dated as of April 1, 1994 providing for an annual base salary of $150,000 for serving as President of the Company and its subsidiaries on an essentially full-time basis. In addition, Mr. S. Trenk is entitled to receive an annual bonus equal to 10% of the Company's pre-tax income in excess of the prior year's pre-tax income, up to a maximum of $100,000 per annum. The agreement has an initial term of five years and renews for an additional one year term on every anniversary date, unless terminated by the Board of Directors in writing no later than 90 days preceding the end of the initial or any renewal term unless sooner terminated upon the death or disability of Mr. S. Trenk. The Company has also agreed to permit Mr. S. Trenk to participate in any employee benefit plans established for senior management employees of the Company, to make payments not in excess of $1,000 per month on an automobile for his use, to pay for $1,000,000 term life insurance for Mr. S. Trenk, the beneficiary of which will be the Company, to pay for disability insurance for Mr. S. Trenk and to permit Mr. S. Trenk to participate in stock option plans consistent with other members of senior management of the Company.

         Martin G. Jacobs, M.D. entered into a medical director agreement dated as of April 1, 1994 (the "Medical Director Agreement") providing for an annual base salary of $100,000 for serving as Corporate Medical Director and agreeing to devote not less than 500 hours per year to the Company's business. The Medical Director Agreement has an initial one year term and renews every anniversary thereafter, unless terminated by the Board of Directors in writing no later than ninety (90) days preceding the anniversary date. The Medical Director Agreement also provides that Dr. Jacobs shall participate in any employee benefit plans established for senior management employees of the Company. The Company has also agreed to make payments not in excess of $500 per month for an automobile for Dr. Jacob's use, to pay for disability insurance for Dr. Jacobs and to permit Dr. Jacobs to participate in stock option plans consistent with other members of senior management of the Company. The Medical Director Agreement terminates upon the death of Dr. Jacobs and may be terminated by the Company upon his disability (as defined in the Medical Director Agreement).

         Jeff Ellentuck entered into an Employment Agreement with the Company in September 1994, which agreement was amended in 1996 to provide for an annual base salary of $130,000 for serving as Executive Vice President and General Counsel of the Company on a substantially full-time basis. Mr. Ellentuck is entitled to receive an annual bonus based on his personal performance and the Company's performance as determined by the Board of Directors of the Company. The Agreement has an initial term ending September 30, 1999 and renews for additional two-year terms on every anniversary date, unless terminated by the Board of Directors in writing no later than one year preceding the end of the initial or any renewal term. The Company has also agreed to permit Mr. Ellentuck to participate in employee benefit plans established for senior management of the Company, to make payments of $7,800 per annum on an automobile for his use and to pay the balance on the same in the event of a termination prior to September 2000 and to pay for not less than $250,000 of assumable life insurance.

         During the fiscal year ended December 31, 1995 each of TEI, Mr. S. Trenk, Dr. Jacobs and Mr. Ellentuck voluntarily agreed to a ten percent to fifty percent reduction in the compensation paid to them under their respective various agreements.

         Each of Alvin and Steven Trenk and Dr. Jacobs has agreed that during the term of his employment or medical director agreement, he will not, directly or indirectly, engage in business activities that are competitive with the Company's activities in any county of any state in the United States, or any country outside of the United States, in which, during his employment, the Company conducted any material business or in which its customers were located. In addition, each employee has agreed that he will not solicit or accept business from any customers of the Company or hire any employees of the Company and shall maintain the Company's proprietary information during the term of his agreement and for at least one year after the expiration of his or her agreement.

         Directors' Stock Option Plan

         In April 1994, the Board of Directors of the Company adopted the Continental Choice Care, Inc. Directors' Stock Option Plan ("Director Plan") covering 200,000 shares of Common Stock. The Director Plan is intended as an incentive to encourage directors who are not on the active salaried payroll of the Company (a "non-employee director"), to invest in the Common Stock of the Company in order to promote long-term shareholder value and increase the non-employee directors' personal interest in the continued success and progress of the Company.

         The Director Plan provides that on July 1 of every year, commencing on July 1, 1994, each non-employee director shall, automatically and without necessity of any action by the Board of Directors, receive a nonstatutory option for 10,000 shares of Common Stock with an exercise price per share equal to the fair market value of a share as of the date of grant of the option. The option is exercisable upon payment of the exercise price in cash at any time during the period commencing one year after the date the option is granted and ten years after the date the option is granted, provided that the person exercising the option has been at all relevant times a member of the Board of Directors, except that a director must exercise his or her option (to the extent it is then exercisable) prior to the earlier of three years after leaving the Board of Directors or the expiration date of the option. Upon the death of a director, the option must be exercised prior to the earlier of one year after such death or the expiration date of the option.

         The Board of Directors may amend or terminate the Director Plan at any time, except that shareholder approval would be required to change in material respect the persons authorized to receive options, to increase the aggregate number of shares of Common Stock that may be issued under the Director Plan except as provided below, to change the number of shares subject to option each year to each non-employee director, to decrease the option price or to extend the maximum option period or period during which options may be granted under the Director Plan. The Director Plan, unless sooner terminated by the Board of Directors, terminates ten years from the date the Director Plan was approved by the shareholders or April 24, 2004.

         The number or kind of shares that may be issued under the Director Plan, the number and kind of shares subject thereto, and the exercise price per share of outstanding options are automatically adjusted to reflect certain changes in the capital of the Company and corporate reorganizations.

         1994 Long-Term Incentive Award Plan

         In April 1994, the Company adopted the Continental Choice Care, Inc. 1994 Long-Term Incentive Award Plan (the "Incentive Plan") covering 300,000 shares of common Stock pursuant to which officers and key employees of the Company designated as senior executives are eligible to receive incentive and/or non-statutory stock options, awards of shares of Common Stock and stock appreciation rights (a "Right"). The Incentive Plan, which expires in April 2804, will be administered by a committee designated by the Board of Directors (the "Committee"), provided, however, the Committee shall consist of two or more "disinterested" directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board of Directors may also administer the Incentive Plan. The purposes of the Incentive Plan are to assist in attracting, retaining, and motivating senior executives and to promote the identification of their interests with those of the shareholders of the Company.

         Incentive stock options granted under the Incentive Plan will be exercisable during the period commencing six months from the date of grant of the option and terminating ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares into which incentive stock options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-statutory stock option.

         Rights granted under the Incentive Plan are exercisable during the period commencing six months from the date of the grant of the Right (except in event of death or disability of the holder) and terminating ten years from the date of the grant of the Right, or in the case of a Right related to an option, the expiration of the related option. In addition, a Right may be exercised only when the fair market value of a share exceeds either the fair market value per share on the date of grant of the Right or the base price of the Right (which is determined by the Committee) if it is not a Right related to an option. A Right related to an option may be exercised only when and to the extent the option is able to be exercised.

         Upon the exercise of an option or Right, payment must be made in full together with payment for any withholding taxes then required to be paid. The receipt of incentive shares is subject to full payment by the recipient of any withholding taxes required to be paid.

         Incentive shares may be issued as provided in the agreement with the recipient, based upon the achievement of the performance standards set forth in the agreement. The Committee must certify in writing prior to the issuance of the incentive stock that the standards set forth in the agreement were satisfied. The standards may be based on earnings or earnings growth, return on assets, equity or investment, specified financial ratings, achievement of specified balance sheet or income statement objectives, or stock price, sales or market share and may be based on changes in such factors or measured against or in relationship to the same objective factors of other companies comparably or similarly situated. No options, Rights or incentive shares may be granted under the Incentive Plan after April 23, 2004. The options and Rights are nontransferable during the life of the grantee. No participant in the Incentive Plan is entitled to receive grants of options, Rights and awards of incentive shares in the aggregate exceeding 25,000 shares per year.

         The Committee has the authority to interpret the provisions of the Incentive Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all determinations deemed necessary or advisable for its administration, including the individuals to whom grants are made and the type, vesting, timing, amount, exercise price and other terms of such grants.

         The Board of Directors may amend or terminate the Incentive Plan except that shareholder approval is required to effect a change so as to increase materially the aggregate number of shares that may be issued under the Incentive Plan (unless adjusted to reflect such changes as a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify materially the requirements as to eligibility to receive options, Rights or incentive shares or to increase materially the benefits accruing to participants. No action taken by the Board may materially and adversely affect any outstanding grant or award without the consent of the holder.

         The Committee may also modify, extend or renew outstanding options, Rights or accept the surrender of outstanding options or Rights granted under the Incentive Plan and authorize the granting of new options and Rights pursuant to the Incentive Plan in substitution therefor, including specifying a longer term than the surrendered options or Rights, provided that the Committee may not specify or lower the exercise price further than the surrendered option or Right. Further, the Committee may modify the terms of any outstanding agreement providing for the award of incentive shares. In no event, however, may modifications adversely affect the grantee of the grant of incentive stock without the grantee's consent.

         In April 1995, Jeff Ellentuck and Ronald A. Lefkon, each an executive officer of the Company, received options to acquire 10,000 shares of Common Stock for $5.25 per share pursuant to the 1994 Plan. In February 1996, Mr. Ellentuck and Mr. Lefkon were granted options to purchase 25,000 shares of Common Stock for $4.00 per share. In addition, Steven L. Trenk, the Company's President, Chief Operating Officer and a Director and Martin G. Jacobs, M.D., a Director and the Corporate Medical Director of the Company, were each granted options to acquire 25,000 shares of Common Stock for $4.40 per share. Each of the foregoing options were repriced by the Board of Directors of the Company in February, 1997 to $1.875 per share or 100% of the fair market value of the Common Stock as of the date of the repricing.

         1997 Equity Incentive Plan

         In February 1997, the Board of Directors approved the 1997 Plan subject to the approval of the shareholders of the Company. The 1997 Plan covers 1,250,000 shares of Common Stock. Pursuant to the 1997 Plan, employees of the Company and its subsidiaries and other persons who are in a position to make a significant contribution to the Company and its subsidiaries are eligible to receive incentive and/or non-qualified options, awards of shares of Common Stock and Rights. See "Proposal 2" for a brief description of the 1997 Plan. In February 1997, options to acquire shares of Common Stock were granted to substantially all employees, officers and directors of the Company under the 1997 Plan at an exercise price of $1.875 (or $2.0625 for beneficial owners of 10% or more of the Common Stock), 100% (or 110%) of the fair market value of the Common Stock as of the date of grant. The grant of options under the 1997 Plan included 150,000 to Alvin S. Trenk, 104,000 to Steven L. Trenk, 101,000 to Dr. Jacobs, 40,000 to Mr. Claman, 40,000 to Mr. Mendell and 15,000 to each of Mr. Ellentuck and Mr. Lefkon.

         401(k) Plan

         In January 1994, the Company adopted a salary deferral and savings plan (the "Savings Plan") which is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and includes a qualified cash or deferred arrangement under Section 401(k) of the Code. Subject to limits set forth in the Code, an employee who meets certain age and service requirements may participate in the Savings Plan by contributing through payroll deductions up to 15% of compensation into an account established for the participating employee and may allocate amounts in such account among a variety of investment vehicles. The Company makes matching contributions to an employee's account in an amount of up to and including 10% of the first 6% of the compensation contributed by each employee. The Savings Plan also provides for loans to, and withdrawals by, participating employees, subject to certain limitations. The Company made matching contributions in the aggregate amount of $3,465 during the fiscal year ended December 31, 1996, $455 and $666 of which was contributed to the accounts of Steven L. Trenk and Jeff Ellentuck, respectively.

         Option Exercises and Fiscal Year-End Values

         Shown below is information with respect to the exercise of options to purchase Common Stock by the named executive officers and unexercised options to purchase shares of Common Stock for the named executive officers.

                Aggregated Option Exercises In Last Fiscal Year,
                       And December 31, 1996 Option Value

                                                        Number of Unexercised           Value of Unexercised
                                                              Options at                In-the-money Options
                    Number of                              Fiscal Year-End              at Fiscal Year-End(1)
                    Shares Acquired       Value            ---------------              ---------------------
Name                on Exercise          Realized     Exercisable  Unexercisable       Exercisable  Unexercisable
----                -----------          --------     -----------  -------------       -----------  -------------
Alvin S. Trenk            0 (1)             $ 0             0           0(1)                $ 0          $ 0
Steven L. Trenk           0 (1)             $ 0          25,000(1)      0(1)                $ 0          $ 0
Jeff Ellentuck            0 (1)             $ 0          35,000(1)      0(1)                $ 0          $ 0

(1) Not exercisable during the six months following February 21, 1997.

         Option Grants during Last Fiscal Year

         Shown below is information with respect to the number of options to purchase Common Stock granted to the named executive officers.

                      Option Grants during the Fiscal Year
                            Ended December 31, 1996

                                                  % of Total Options
                                 Number of             Granted to
                             Shares Underlying        Employees in         Exercise         Expiration
Name                          Options Granted          Fiscal Year       Price ($/Sh)          Date
----                          ---------------          -----------       ------------          ----
Alvin S. Trenk                       0                      --                 --                --
Steven L. Trenk                    25,000                20.97%             $4.40 (1)        3/30/2006
Jeff Ellentuck                     25,000                 8.31%             $4.00 (1)        3/30/2006

(1) Repriced in February 1997 to an exercise price of $1.875 per share.

Report on Repricing of Options

         In February 1996, the Board of Directors of the Company, on the recommendation of the Compensation Committee, adopted a stock option plan (the "Contingent Plan") substantially similar to the 1997 Plan and granted certain options thereunder. The Board of Directors conditioned the effectiveness of the Contingent Plan on approval by the shareholders of the Company within twelve months after adoption. At the time of the adoption of the Contingent Plan, the Board granted options under the 1994 Plan to officers of the Company and granted options, subject to shareholder approval, to officer, directors and substantially all employees of the Company under the Plan. Options were granted to employees generally to reward them for the services they had performed for the Company in connection with the prior operations of the Company, the efforts they expended at the time of the Company's reorganization and initial public offering and as a future incentive to the employees. Options were granted under the 1994 Plan and the Plan to officers and directors of the Company for substantially the same reasons that options were granted to employees generally and, in addition, to reward certain of those officers and directors for voluntarily decreasing their pay for the benefit of the Company and for undertaking obligations under various guarantees on behalf of the Company. The Contingent Plan was not approved by the shareholders within twelve months of approval by the Board of Directors. Accordingly, in February 1997, the Board of Directors adopted the 1997 Plan. At the time of adoption of the 1997 Plan, the Board of Directors granted options to substantially all officers, directors and employees to whom options were granted under the Contingent Plan at the then current fair market value for substantially the same reasons for which the grants were originally made under the Contingent Plan. In addition, the Board of Directors believed that those officers who had received grants in 1996 under the 1994 Plan should be accorded the same reduction in exercise price as those officers, directors and employees who were conditionally granted options under the Contingent Plan. As a result, at the time of the adoption of the 1997 Plan, the Board of Directors also repriced all options previously granted under the 1994 Plan, which options are not exercisable on or before the sixth month following the repricing.

                                                       The Board of Directors

Certain Relationships And Related Transactions

         The Company has entered into or assumed certain rights and obligations pursuant to consulting and service agreements with Alpha Administration Corp. ("Alpha"), Upper Manhattan Dialysis Center, Inc. ("UMDC"), the National Nephrology Foundation ("NNF") and Continental Dialysis of the Bronx, Inc. ("CDBI"), pursuant to which the Company agreed to provide consulting, administrative and other services to or on behalf of each of such corporations in exchange for payments of $240,000 to $400,000 per annum to the Company. Alpha has obtained substantially all requisite governmental consents necessary to acquire the assets of the South Bronx Kidney Center from NNF and expects to close that acquisition during the first quarter of 1997. In view of the New York State prohibition on the corporate ownership or control of stock of an In-Center Facility, all of the outstanding common stock of each of Alpha and CDBI is held by and 50% of the outstanding common stock of UMDC is held by, Certain Executive Officers who, collectively, are the holders of approximately 80.69% of the outstanding common stock of TechTron, the Company's parent and principal shareholder.

         The Company and Certain Executive Officers have jointly and severally guaranteed the repayment by UMDC and Drs. Lorch and Cortell of loans from the Bank, which loans had an outstanding balance of approximately $1,220,000 at February 28, 1997. The Company made additional loans to UMDC for working capital. Certain Executive Officers have acquired 50% of the common stock of UMDC and entered into a shareholders' agreement in connection with the ownership and operations of UMDC. A third party hospital with whom UMDC has an affiliation agreement has asserted that the transfer of UMDC shares to Certain Executive Officers may have been in violation of the affiliation agreement. In addition, the hospital has asserted a right of first refusal with respect to any sale of the assets or securities of UMDC. The Company and Certain Executive Officers disagree with the hospital's position and are currently engaged in discussions concerning the matter. No assurance can be given that the Company will be successful in its discussions with the hospital or that the Company will not be required to engage in litigation over the matter. The Company is also the guarantor of a lease for UMDC.

         During 1995 and 1996, the Company loaned approximately $1,177,000 to CDBI for lease obligations, leasehold improvements and for working capital. The loans are represented by promissory notes with terms of five years and bearing interest at the rate of 8% per annum. CDBI commenced business in January 1997. The Company is the guarantor of a lease for CDBI.

         To the extent that the income of any Consulting Customer exceeds the sum of its expenses and reserves in any year, including amounts payable to the Company, the amount of such excess will be available for distribution to the shareholders of the Consulting Customer. Alvin S. Trenk, Steven L. Trenk and Martin G. Jacobs, M.D. are shareholders of each of the Consulting Customers. In the event the Transaction is consummated, assets of Alpha and CDBI will be acquired by IHS. Further, the assets of UMDC may be acquired or IHS may exercise the UMDC Option. No assurance can be given that Certain Executive Officers will not, in their capacities as shareholders of the Consulting Customers, receive a portion of the purchase price payable by IHS for the assets of the Consulting Customers or a portion of the exercise price payable by IHS upon exercise of the UMDC Option. Similarly, if the parties determine to proceed with the closing of the Transaction notwithstanding the failure of UMDC to transfer its assets and the failure of IHS to exercise the UMDC Option, as to which no assurance can be given, Certain Executive Officers may remain as shareholders and officers of UMDC. Under New York law, the Company is prohibited from entering into agreements with the Consulting Customers, the Messrs. Trenk or Dr. Jacobs to provide for the payment of such distributions to the Company. As a result, the Messrs. Trenk and Dr. Jacobs are entitled to retain any dividends derived by them as shareholders of Consulting Customers. Accordingly, it may be in the personal interests of the Messrs. Trenk and Dr. Jacobs to cause the Company to treat patients through, or at facilities operated by, the Consulting Customers rather than through or at facilities operated by the Company. Further, the Messrs. Trenk and Dr. Jacobs have personally guaranteed certain debts and obligations of Alpha to the Company aggregating approximately $1,177,000 as of February 28, 1997 and obligations of UMDC and Drs. Lorch and Cortell aggregating approximately $1,220,000 as of February 28, 1997. No assurance can be given that the Messrs. Trenk and Dr. Jacobs will not (i) cause the

Company to permit patients who would otherwise be serviced by the Company to be serviced by Consulting Customers, (ii) cause Consulting Customers to undertake business opportunities which might otherwise be undertaken by the Company, (iii) cause the Company to take actions, including causing Alpha to maintain or exercise its option to acquire the dialysis business of the NNF Consulting Customer at the expense of the Company, which the Company might not otherwise undertake or (iv) cause the Company to undertake obligations which might otherwise constitute obligations of the Consulting Customers, including loaning funds, guarantying loans by third parties and granting indemnities to the Consulting Customers or their respective officers, directors or shareholders. While the agreements with the Consulting Customers other than the NNF Consulting Customer and UMDC were not negotiated in arms-length transactions, the Company believes the terms of its agreements with the Consulting Customers are the same or better than those which the Company could have obtained in arms-length transactions.

         Martin G. Jacobs, M.D., the Corporate Medical Director and a director of the Company is also in private practice with Nephrological Associates, P.A. which provides services to the Company as a Medical Director and which currently generates, together with Dr. Jacobs individually, approximately 10% of the Company's clients.

         In February 1996, the Board of Directors authorized the formation of Renal Management, Inc. ("RMI"), a subsidiary of the Company, to engage in the physician's practice and disease management business. In connection therewith, 400 shares of Common Stock of RMI were issued to the Company, 21 shares of Common Stock of RMI were issued to each of Alvin S. Trenk, Steven L. Trenk and Martin G. Jacobs, eight shares of Common Stock of RMI to each of Jeff Ellentuck and Ronald A. Lefkon and five shares of Common Stock of RMI to each of Jeffrey
B. Mendell and Jeffrey A. Claman. In addition, 11 shares were reserved for furtive issuance to management.

Limitation of Liability of Directors and Officers

         The Company's Certificate of Incorporation limits the personal liability of directors and officers to the Company or its shareholders for monetary damages to the full extent from time to time permitted by law. Under the Certificate of Incorporation and existing law, a shareholder of the Company will be able to prosecute an action against a director or officer for monetary damages only if he can show an act or omission (i) in breach of the duty of loyalty, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt of an improper personal benefit. A shareholder will not be able to prosecute such an action (including an action relating to an attempted takeover of the Company) based on "negligence" or "gross negligence" of a director or officer in the performance of his duties. However, such provision does not limit or eliminate the right of the Company or any of its shareholders to seek an injunction, rescission or other form of non-monetary relief in the event of a breach of the duty of care by a director or officer. In addition, such provision applies only to claims against a director or officer arising out of his service in such capacity and, depending upon judicial interpretation, it may not be effective to relieve a director or officer from liability under the laws of jurisdictions other than New Jersey. Such provision does not affect a director's or officer's liabilities based upon violations of the federal securities laws and has no effect on tort or other claims by third parties against directors or officers.

         Accordingly, indemnification may be sought for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"). The Underwriting Agreement also contains provisions under which the Company and the Underwriter have agreed to indemnify each other (including officers and directors) for certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Company has obtained a Directors and Officers Liability Insurance Policy.

PROPOSAL 3.       APPROVAL OF 1997 EQUITY INCENTIVE PLAN

         Pursuant to the terms of the 1997 Plan, it is to be administered by a committee designated by the Board of Directors (the "Committee") or by the Board of Directors. Although the terms of the Plan provide that the Committee shall comply with the requirements of Section 162(m) of the Code, the current Compensation Committee will not qualify under either of these provisions. It is believed that the Committee is not currently comprised solely of two or more "outside" directors as required under Section 162(m) of the Code, because of remuneration that was paid to an entity in which one of the two directors has a beneficial ownership interest. Section 162(m) of the Code limits the tax deductions of publicly traded corporations (such as the Company) for compensation in excess of $1 million per annum paid to the chief executive officer and any of the four highest compensated officers. Because the Committee is not currently comprised solely of two or more "outside" directors, compensation income eventually recognized by employees because of awards currently made under the 1997 Plan will count as compensation in determining whether compensation of the chief executive officer and any of the four other highest compensation officers is in excess of $1 million per annum. Because the Company does not expect any executive officer to earn more than $1,000,000 from the Company during the next few years, it is the Company's present intention not to attempt to meet the requirements of Section 162(m).

         In addition, since both of the members of the Compensation Committee have been granted options under the 1997 Plan, subject to shareholder approval, the members of the Compensation Committee would not qualify as "disinterested" under Rule 16b-3 of the 1934 Act. Thus, a purchase or sale by an officer or director of the Company of any of the securities granted under the 1997 Plan to an officer or director will not be exempt under Section 16(b) of the Exchange Act.

         The purposes of the 1997 Plan are to assist in attracting, retaining, and motivating persons who can make a significant contribution to the Company and to promote the identification of their interests with those of the shareholders of the Company. Pursuant to the terms of the 1997 Plan, the Company may grant awards in the form of Options (both incentive stock options, as defined under Section 422 of the Code ("ISO") and nonstatutory stock options ("NSO"), Stock Appreciation Rights ("SARs"), an award of shares for no cash consideration subject to certain restricts (a "Restricted Stock Award") or the award of shares to be delivered in the future ("Deferred Stock Award") to employees of the Company and others which or who may be in a position to make a significant contribution to the Company. ISOs, however, may only be issued to employees of the Company.

         Incentive stock options granted under the 1997 Plan will be exercisable during the period commencing on the date of grant of the option and terminating ten (10) years from the date of grant (five (5) years in the case of an ISO granted to a holder of 10% of the Company's issued and outstanding shares) at an exercise price which is not less than one hundred (100%) percent of the fair market value of the Common Stock on the date of the grant (110% in the case of an ISO granted to a holder of 10% of the Company's issued and outstanding shares). NSOs will be exercisable during the period commencing on the date of the grant of the option and terminating ten (10) years from the date of grant at an exercise price which is not less than fifty (50%) percent of the fair market value of the Common Stock on the date of grant.

         SARs granted under the 1997 Plan are exercisable during the period established by the Committee (except in the event of death or disability of the holder), or in the case of a SAR related to an option, the expiration of the related option. In addition, a SAR may be exercised only when the fair market value of a share exceeds either the fair market value per share on the date of grant of the SAR or the base price of the SAR (which is determined by the Committee) if it is not a SAR related to an option. A SAR related to an option may be exercised only when and to the extent the option is able to be exercised.

         Upon the exercise of an Option, payment must be made in full together with payment for any withholding taxes then required to be paid. The receipt of incentive shares is subject to full payment by the recipient of any withholding taxes required to be paid.

         Incentive shares, either in the form of Restricted Stock or Deferred Stock, may be issued as provided in the agreement with the recipient, based upon such standards as may be established by the Committee, including but not limited to the achievement of the performance standards set forth in the agreement.

         The Committee will have the authority to interpret the provisions of the 1997 Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all determinations deemed necessary or advisable for its administration, including the individuals to whom grants are made and the type, vesting, timing, amount, exercise price and other terms of such grants.

         The Board of Directors may amend or terminate the 1997 Plan except that shareholder approval is required to effect any change which would require shareholder approval pursuant to Section 16 under the Exchange Act, such as to increase materially the aggregate number of shares that may be issued under the Incentive Plan (unless the change is merely an adjustment to reflect such changes as a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify materially the requirements as to eligibility to receive options, SARs or incentive shares or to increase materially the benefits accruing to participants. No action taken by the Board may materially and adversely affect any outstanding grant or award without the consent of the holder.

         The Committee may also modify, extend or renew outstanding options, SARs or accept the surrender of outstanding options or rights granted under the 1997 Plan and authorize the granting of new options and SARs pursuant to the 1997 Plan in substitution therefor, including specifying a longer term than the surrendered options or rights, provided that the Committee may not specify or lower the exercise price further than the surrendered option or right. Further, the Committee may modify the terms of any outstanding agreement providing for the award of incentive shares. In no event, however, may modifications adversely affect the grantee of the grant of incentive stock without the grantee's consent.

         The Board of Directors granted options to acquire an aggregate of 471,550 shares of Common Stock under the 1997 Plan in February 1997 subject to the approval of the 1997 Plan by the shareholders of the Company at the 1997 Annual Meeting. The foregoing grants included grants to the following executive officers and directors:

                               New Plan Benefits
                                   1997 Plan

                Name and Position         Dollar Value ($)   Number of Units
                -----------------         ----------------   ---------------
Alvin S. Trenk,                                 (1)              150,000
  Chairman and Chief Executive Officer

Steven L. Trenk,                                (1)              104,000
  President, Director and
  Chief Operating Officer
Jeff Ellentuck                                  (1)               15,000
 Executive VP and General Counsel
Executive Group                                 (1)              385,000
Non-Executive Director Group                    (1)               80,000
Non-Executive Officer Employee Group            (1)               21,550

(1) Granted at an exercise price of $1.875 per share of Common Stock. As of March 3, 1997, the closing per share price for the Common Stock was $1.50.

         Income Tax Consequences. Under present law the federal income tax treatment of stock options and SARs issued under the 1997 Plan is generally as follows:

         Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

         If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

         If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

         Nonstatutory Stock Options. An optionee will not realize income upon the grant of a NSO unless the NSO has a readily ascertainable value, which is believed to be unlikely. Upon the exercise of a NSO, an optionee will be required to recognize ordinary compensation income in an amount equal to the excess of the fair market value at the date of exercise of the NSO over the option price. Any such compensation includable in the gross income of an employee with respect to a NSO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes the compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

         If an optionee exercises an option by tendering Company stock in payment of the option price the optionee will be deemed to exchange the number of previously owned shares (e.g. 50 shares) for an identical number of new shares (e.g. 50 shares). This deemed exchange of previously owned Company stock for new Company stock should be eligible for nonrecognition treatment under IRC
Section 1036 as an exchange of common stock for common stock in the same corporation. With regard to the additional number of new Company shares (e.g., the excess over 50 shares) that an optionee receives pursuant to the exercise of the option, an optionee will be deemed to have acquired them without paying consideration. If such extra shares are issued pursuant to a NSO, the fair market value of such extra shares will be included in the optionees' income as compensation income and the Company will be allowed a corresponding deduction. If such extra shares are issued pursuant to an ISO, no income on the exercise of such options will be recognized by the optionee, and the Company will not be allowed a compensation deduction. The optionee's basis in the new shares deemed exchanged for old shares will be equal to the optionee's basis in the surrendered old shares, and the optionee's holding period in such new shares will include his or her holding period in the old shares. The optionee's basis in the additional (or excess) new shares received will equal the amount that the optionee included in income with respect to those shares (their fair market value for stock issued pursuant to a NSO; zero for stock issued pursuant to an ISO), and the optionee's holding period in such additional shares will start as of the date of acquisition.

         In the limited circumstances in which an officer who is subject to
Section 16(b) of the 1934 Act exercises a NSO, which exercise is not exempt under Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after the date of exercise, in which case the rules described in the second preceding paragraph would apply. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six months after the date of exercise). The ordinary income recognized to such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.

         Stock Appreciation Rights. SAR's will not result in taxable income upon grant. Upon exercise, the optionee will realize ordinary income in an amount equal to the cash and/or the fair market value of any shares received which amount will be subject to appropriate income and employment taxes. The Company will be entitled to a corresponding compensation deduction.

         The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or SAR's or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the 1997 Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options or SARs and the disposition of any stock acquired pursuant to the exercise of such options or SARs.

         Termination. The Plan will terminate ten years after the date of its approval by the Shareholders.

         The Board of Directors recommends the approval of the 1997 Plan.

PROPOSAL 3.  RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC
             ACCOUNTANTS

        The Company, subject to shareholder ratification, has selected Arthur Andersen LLP, to serve as its independent public accountants for the fiscal year ending December 31, 1997. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Company may reconsider its selection.

        A representative of Arthur Andersen LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he desires to do so.

        The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

        The Board of Directors recommends ratification and approval of the appointment of Arthur Andersen, LLP as independent auditors.

Shareholder Proposals For Next Annual Meeting

        Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its offices at 25-B Vreeland Road, Florham Park, New Jersey 07932, on or before December 27, 1997 for consideration for inclusion in the proxy material for such annual meeting of shareholders.

Expenses Of Solicitation

        The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

        The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

                                             By Order of the Board of Directors

                                             Steven L. Trenk
                                             President

Dated: April 28, 1997

                                   APPENDIX A
                            ASSET PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT

          THIS ASSET PURCHASE AGREEMENT is made and entered into this 12th day of February, 1997, by, among and between CONTINENTAL CHOICE CARE, INC. ("CCC"), a New Jersey corporation, and its subsidiaries and affiliates identified on Schedule 1 attached hereto (each a "Seller" and collectively, the "Sellers"), and IHS of New York, Inc., a New York corporation (the "Buyer").

                                  WITNESSETH:

                   WHEREAS, Sellers operate certain hemodialysis, peritoneal dialysis, and acute care dialysis facilities identified on Schedule 2 attached hereto (collectively, the "Facilities"), and /or provide fee-based dialysis nursing services, and equipment and services to the Facilities and other third party care givers and programs (the Sellers' operations of the Facilities, together with all nursing services, employment agencies, programs and other activities related to the provision of dialysis services by any of the Sellers, shall be referred to collectively as the "Business"); and

                   WHEREAS, each of the Sellers desires to convey, transfer and assign to Buyer all of its respective assets directly relating to the Business its respective operations at the Facilities, and Buyer desires to purchase such assets from the Sellers;

                   WHEREAS, each of the Sellers desires to sell and transfer to Buyer and Buyer desires to purchase and receive from the Sellers all of the assets owned by the Sellers and which are utilized by the Sellers in or are otherwise connected with the operation of the Facilities (except for certain excluded assets which are described below), for the consideration and upon the terms and conditions hereinafter set forth;

                   NOW, THEREFORE, FOR AND IN CONSIDERATION of the promises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                   Section 1.  Sale of the Business; Allocation of Purchase
  Price:

                   A. Assets. Upon and subject to the terms and conditions set forth in this Agreement, the Sellers hereby jointly and severally agree to sell to Buyer on or before the date provided in Section 2 hereof, and Buyer agrees to purchase from the Sellers, free and clear of all liens and encumbrances save and except those hereinafter specifically assumed by Buyer pursuant to Section 1.C. hereof, all of the tangible and intangible assets, business and properties owned by the Sellers and/or utilized or otherwise connected with the operation of the Facilities and Business including, without limitation, all right, title and interest in and to the furniture; fixtures; equipment; vehicles; real and personal property; inventories; disposables; medical supplies (including pharmaceuticals and other supplies held for resale), warranties and service contracts relating to all items transferred to Buyer pursuant hereto; contracts for services or products, including all acute dialysis contracts; patient lists; any goodwill associated with the Business; prepaid expenses; transferable licenses; utility and security deposits; and all other tangible and intangible property currently being used by any Seller in or otherwise directly connected with providing services at the Facilities, or elsewhere in the operation of the Business and any asset located at any Seller's offices which relates to its operations of the Business or at the Facilities including such assets as are listed in detail on Exhibit 1.1 hereto. All of such assets, except for those excluded pursuant to Section 1.B hereof, shall be referred to collectively as the "Assets".


                   B. Excluded Assets. Notwithstanding the above, excluded from the sale shall be all: cash; cash equivalents; accounts receivable; insurance benefit assignments; books of account; Medicare claims receivable for collection losses owned by each Seller; the executory contracts and other agreements not specifically assumed by Buyer pursuant to Section 1.C hereof; the names "Continental Choice Care, Inc.", "Renal Management, Inc.", and any other name substantially similar thereto; and the assets of CCC used in or for administration, collections, accounting and legal functions, including, but not limited to, the assets owned by Renal Management, Inc. (the "Affiliated Entity"). Such assets so excluded hereunder shall be referred to herein as the "Excluded Assets", and shall not constitute part of the Assets.

                   C. No Liabilities. The Assets shall be sold free and clear of all liabilities, liens, charges and encumbrances, and Buyer shall not assume any liability of the Sellers, fixed or contingent, disclosed or undisclosed, at the Closing or otherwise, except those identified on said Exhibit 1.2 hereto, all of which shall be assumed by Buyer (the "Assumed Liabilities"). Except as set forth on Exhibit 1.3, each Seller agrees to satisfy at or before the Closing, all liabilities, indebtedness and obligations which constitute or may give rise to a lien against the Assets other than Assumed Liabilities.

                   D. Allocation. The purchase price for the Assets shall be allocated among the Assets in accordance with Exhibit 1.4 attached hereto and incorporated herein by this reference.

                   Section 2.  The Closing:

                   A. The sale and purchase provided in this Agreement shall be consummated at a closing to be held at the offices of Lane Altman & Owens LLP, 101 Federal Street, Boston, Massachusetts 02110 at 10:00 o'clock a.m., on the 10th business day, after compliance with all conditions precedent thereto as specified in Section 7 hereof, whichever shall last occur. The date and event of the sale and purchase are, respectively, hereinafter referred to as the "Closing Date" and the "Closing".

                   B. On the Closing Date, the Sellers shall deliver to Buyer all instruments and documents reasonably necessary for the transfer to Buyer of the Assets to be sold hereunder, such documents and instruments to be in form and substance reasonably satisfactory to counsel to the Buyer and to include the following:

                           (i) A general bill of sale containing general
                  warranties of title and which will convey free and clear from all claims, liens and encumbrances, the Assets to be sold pursuant to the terms hereof, except for such liens and encumbrances to which this transfer may be subject or as may be specifically assumed by Buyer, as specified pursuant to
                  Section 1.C of this Agreement.

                           (ii) An assignment of all intangibles owned by and
                  utilized by the Sellers in operation of the Business, excluding the Excluded Assets.

                           (iii) Such other instruments of sale and assignment
                  as may be required to effectuate the sale and transfer contemplated by this Agreement, including the consents necessary to effectuate the transfer of any contract, right, or license, which, by its terms, requires such consent unless one or more specific consents are waived by Buyer on Exhibit 2.1.

At the Closing, the Sellers shall also deliver unto Buyer any releases, subordinations or waivers of security interests against the Assets as Buyer reasonably may require.

                  Section 3.  Payment of Consideration for the Assets:

                  Subject to reduction for liabilities assumed by Buyer or encumbering Assets acquired by Buyer as identified pursuant to Section 1.B hereof, the consideration to be paid by Buyer to the Sellers shall be the sum of Thirteen Million One Hundred Twenty Thousand Dollars ($13,120,000) subject to a reduction of $5,750,000 in the event Buyer should exercise the option to acquire fifty (50%) percent of the shares of Upper Manhattan Dialysis Center, Inc. ("UMDC") as set forth in the Acknowledgment by UMDC Stockholders in this Agreement (the "Purchase Price"). Such consideration shall be payable at the Closing as follows: (a) One Million Dollars ($1,000,000) to be placed in escrow with Crummy, Del Deo, Dolan, Griffinger & Vecchione, P.C., of Newark, New Jersey (the "Escrow Agent") pursuant to the Escrow Agreement attached as Exhibit 3.1 hereto (the "Escrow Agreement") between Buyer, Sellers and Escrow Agent and shall be disbursed in accordance with the terms specified in the Escrow Agreement, and (b) the remainder to be paid in full by wire transfer to an account designated in writing by CCC.

                  Section 4.  Additional Agreements

                  A. Access to Properties and Records. From the date of execution of this Agreement to and until the Closing, the Sellers agree to afford to the authorized representatives of Buyer opportunity to review the books and records of the Business for the purpose of investigating the affairs of the Business and the completion of Buyer's due diligence investigation. From and after the date of execution of this Agreement and until the Closing, the Sellers shall provide Buyer and its agents and employees with copies of all medical, supplies, equipment, personnel, accounts receivable and other financial records relating to patients, equipment, supplies and employees related to the Business, subject to applicable law relating to maintaining privacy of medical records. During such time period, Buyer shall be provided with the opportunity to examine and/or audit the financial statements, books and records of the Sellers relating to the Business and to investigate all aspects of the Business. Information so obtained will be kept confidential by Buyer (except for disclosure to Buyer's accountants, attorneys and other professionals involved in the transaction whose conduct in complying with the confidentiality provisions hereof shall be the responsibility of Buyer) prior to Closing.

                  B. Exclusive Dealings. From the date of execution of this Agreement to and until the earlier of (i) Closing, or (ii) the Termination of this Agreement pursuant to Section 14.A hereof, no Seller shall directly or indirectly, nor shall it authorize or permit any of its directors, officers, employees, affiliates, attorneys, accountants, or other representatives or agents to (i) solicit or encourage submission of any proposal or offer to acquire any of the Facilities, or, (ii) unless it is advised in writing by outside legal counsel experienced in representing public corporations that failure to do so would constitute a breach of fiduciary duty and such written advice is delivered to Buyer, (a) participate in any discussion or negotiations regarding any proposal or offer to acquire the Facilities; (b) furnish to any person other than Buyer, information with respect to the acquisition of the Facilities; or (c) cooperate in any way with or assist or participate in any proposal or offer from any person other than Buyer to acquire the Facilities; and Seller shall give Buyer prompt written notice of any other offer or other proposal received regarding any acquisition of the Facilities, including the terms thereof.

                  C. Medicare Cost Reports. Each Seller shall promptly prepare, submit to Buyer for its review and file Medicare cost reports for the Facilities for all periods up to and including the Closing Date within the time provided by applicable law and regulations.

                  D. Proxy Statement. CCC will prepare and file a preliminary Proxy Statement with the Securities and Exchange Commission ("SEC") as soon as practicable after the date hereof, and will use its best efforts to respond to the comments of the SEC in connection therewith. Promptly after receipt of comments from the SEC, CCC will cause the definitive Proxy Statement to be mailed to the stockholders of CCC in compliance with SEC Regulations and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, resolicit proxies. Buyer will furnish CCC with such information as the parties may agree is necessary or advisable for the Proxy Statement, and any other statement or applications made by or on behalf of Buyer or the Sellers to any public, governmental or regulatory body in connection with the transaction contemplated by this Agreement and the other transactions contemplated by this Agreement. In connection therewith:

                  (i) The Sellers' jointly and severally shall, without limitation as to time, indemnify and hold harmless the Buyer and its officers, directors, agents and employees, to the fullest extent lawful, from
                           and  against  any  and  all  losses,   claims,
                           damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Proxy Statement, or any communication issued or made with respect to the CCC Stockholder's Meeting (as defined in Section 4.E below), or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Sellers by the Buyer; and

                  (ii) The Buyer shall, without limitation as to time, indemnify and hold harmless CCC and its officers, directors, agents and employees, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys'

                           fees) and expenses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Proxy Statement, or any communication issued or made with respect to the CCC Stockholder's Meeting, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as the same are based upon information furnished in writing to the Sellers by, and were approved in writing by, the Buyer.

                  E. Stockholder Approval. CCC shall promptly call, give notice of, convene, and hold a meeting of its stockholders (the "CCC Stockholders' Meeting) for the purpose of voting upon this Agreement, and CCC agrees that this Agreement and the transactions described herein shall be submitted at the CCC Stockholders' Meeting. The CCC Stockholders' Meeting shall be held as soon as permissible and practicable following the date upon which the Proxy Statement is distributed. CCC agrees that the Board of Directors of CCC will recommend that its stockholders adopt and approve the execution, delivery and performance of this Agreement, unless it is advised in writing by outside legal counsel experienced in representing public corporations that to do so would constitute a breach of fiduciary duty, and such written advice is delivered to Buyer.

                  F. Agreement to Vote for Transaction. The Voting Agreement in form attached hereto as Exhibit 4.1 in favor of Buyer will be executed by all parties named therein upon execution of this Agreement. CCC further agrees that it will vote or cause to be voted all shares directly or indirectly owned by CCC in the other Sellers in favor of the transactions contemplated by this Agreement.

                  G. Each of Sellers and Buyer covenant and agree to execute and deliver any and all documents to be executed and delivered at the Closing, to satisfy all conditions to Closing which are solely within the power of such party and to use reasonable best efforts to satisfy all conditions to Closing which are within the power of any third party.

                  H. Sellers covenant to complete and deliver to Buyer by February 23, 1997 all schedules, exhibits and due diligence materials.

                  Section 5.  Representations and Warranties of the Buyer:

                           A. Organization/  Authorization.  Buyer  represents
                  and warrants unto the Sellers that the Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, that the purchase of the Assets pursuant to this Agreement, and the execution, delivery and performance of any agreements required to be executed, delivered and performed by the Buyer pursuant to this Agreement hereunder do not violate any agreement to which the Buyer is a party, or any law, rule, order, or judgment by which Buyer is bound, and are enforceable in accordance with their terms, and that the execution and delivery of such agreements, and the performance by Buyer of the remaining transactions specified herein or in the schedules, exhibits or documents appended hereto have been duly authorized by the Board of Directors of the Buyer, and the officers of the Buyer who execute such documents have been duly authorized to do so.

                           B. Financial Resources. Buyer has, or will have at
                  the Closing, sufficient financial resources to close the transaction described herein on the Closing Date, assuming that Sellers are not in breach hereunder and all conditions for Closing have been fulfilled. Buyer will deliver to Seller on or before February 14, 1997 a letter from International Health Specialists, Inc. addressed to Seller confirming the foregoing in a form reasonably satisfactory to Seller.

                           C. Licensing.  Buyer has no knowledge of any fact or
                  circumstance which would have a material adverse affect on its ability to secure the state or federal authorizations, permits or licenses as conditions of Closing.

                  Section 6.  Representations and Warranties of Sellers:

                  The Sellers, jointly and severally, represent and warrant unto, and covenant with, Buyer that:

                           A. Organization\Authorization. Each of the Sellers is
                  a corporation which is duly organized, validly existing and in good standing under the laws of the state of its organization, as specified in Schedule 1. Other than the Affiliated Entity, none of the Sellers have any direct or indirect interest in any subsidiary, corporation, partnership, limited liability company, joint venture, association or business enterprise otherwise involved with the Business except for that being transferred hereunder. Except for the vote to be taken at the meeting of the Board of Directors and the CCC Stockholder's Meeting, the execution and delivery by the Sellers of this Agreement, and the execution and delivery by the Sellers of all agreements required to be executed and delivered by them pursuant to this Agreement, and the consummation of the transactions contemplated hereby, have all been duly authorized by all required or necessary corporate action. The execution and delivery by the Sellers of all agreements required to be executed and delivered by them pursuant to this Agreement and the consummation of the transactions contemplated hereby do not violate, result in the breach of, or conflict with any agreement to which the Sellers, or any one or more of them, is a party or by which the Sellers, or any one or more of them, is or may be bound (except for consents or approvals to be delivered at the Closing and listed on Exhibit 6.0 attached hereto); the terms of any court judgment, rule or order by which the Sellers, or any one or more of them, is bound; or any of the Sellers' organizational documents.

                           B. Financial Statements. Exhibit 6.1 attached hereto
                  contains: (i) the audited individual balance sheets of Upper Manhattan Dialysis Center, Inc. ("UMDC"), National Nephrology Foundation ("NNF") and CCC and the unaudited balance sheets of all other Sellers except Alpha Administration Corp. who are subject to consolidation, each as of December 31, 1994, and December 31, 1995 and Sellers will further provide the December 31, 1996 balance sheets of such Sellers as they become available; (ii) the audited income statement and statement of changes in financial position of each of UMDC, NNF and CCC and the unaudited income statement and statement of changes in financial position of the other Sellers except Alpha Administration Corp., for the periods ending on December 31, 1994 and December 31, 1995, and Sellers will further provide the audited income statements and changes in financial position of such Sellers as they become available; (iii) the unaudited individual balance sheets of each of the Sellers and the unaudited consolidated balance sheets of all the Sellers who are subject to consolidation as of September 30, 1996, and
                  (iv) the unaudited income statement and statement of changes in financial position of each of the Sellers and the unaudited consolidated income statement and statement of changes in financial position of the Sellers, for the period ending on September 30, 1996 (collectively, the "Financial Statements"). Except for the lack of notes to, and year-end adjustments not reflected in, the unaudited statements, all of the Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent with that of the preceding years. Each of the Financial Statements is in accordance with the books and records of the applicable Seller, and fairly presents the financial condition of such Seller at the dates and the results of its operations for the periods described therein. Except as and to the extent reflected or reserved against in the Financial Statements, no Seller has any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, primary or secondary, direct or indirect (by guaranties, surety contracts, indemnities or otherwise), or otherwise, and whether due or to become due (including bonds posted and guaranties given), other than obligations and liabilities incurred since December 31, 1995 in the ordinary course of the Seller's business.

                           C. Assets. Exhibit 1.1 contains a complete and
                  accurate list, arranged by Seller, identifying and specifying the location, and the direct owner thereof, of all tangible Assets of each Seller or used by any Seller in the operation of the Business, and all warranties related thereto. Each of the Sellers owns and at the Closing will own its respective Assets free and clear of all claims, liens, security interests and encumbrances, except for liens to be discharged or paid off at or before the Closing, those listed on Exhibit 1.3, or for those to be specifically assumed by Buyer at the Closing pursuant to Section 1.C of this Agreement. All of the Assets are now, and as of the Closing will be: (i) in reasonable operating condition and repair (except for those assets designated on Exhibit 1.1 as being retained solely for use as spare parts), (ii) fit for the purpose for which they are used, and (iii) where used or retained for purposes other than spare parts, maintained consistently in accordance with the manufacturer's recommendations. Except as specifically set forth in Exhibit 6.2, to best of each and every Sellers knowledge, the Assets and the use thereof by the Sellers in the Business complies with all applicable governmental laws or regulations, and there are no adverse circumstances or conditions that may interfere with Buyer's use of the Assets in the conduct of the Business immediately after the Closing.

                           D. Employees. Attached to this Agreement as Exhibit
                  6.3 is a list of all employees of each Seller who are involved with the Business, the current compensation of such employee, and Sellers will supply the date of hire of each such person on or before February 23, 1997. Except as set forth in such exhibit, no Seller has a written employment agreement with any employee, and no Seller is a party to any union contract or any qualified or nonqualified pension, profit-sharing, or similar retirement or employee benefit plan, or any other compensation arrangement.

                           E. Inventory.  The inventory of Sellers consists,
                  and at the Closing will consist, of items of a quality and quantity useable in the ordinary course of the Business and is no less inventory than necessary to conduct the Business for fourteen (14) business days.

                           F. Conduct in the Ordinary Course of Business.
                  Between the date of this Agreement and the Closing, each Seller will operate and maintain the Business in the usual course, will take no corporate action out of the ordinary, and will specifically refrain from disposing of any Assets (other than Excluded Assets); increasing the compensation of any of its employees who are to be terminated by Sellers pursuant hereto; creating any liens; incurring any indebtedness for borrowed money; entering into, amending or renewing any contracts; entering into any contracts to purchase supplies; or making any unusual payments or distributions to anyone; or entering into other transactions, other than such of these enumerated actions as may arise in the normal and usual course of business as conducted on a day-to-day basis or as may otherwise be approved in writing by Buyer. Notwithstanding the foregoing, Buyer acknowledges and approves the payment for and financing(if desirable) of the dialysis units obtained since July 1996 listed on Exhibit 6.9 hereto. The salary and fringe benefit package of new employees of the Business (if other than consistent with past practices), and the identity of and the arrangement with any medical director must be approved in writing by Buyer.

                           G. Compliance with Laws. That, except as disclosed on
                  Exhibit 6.4 hereto, the Sellers' operation of the Business as of this date is, and as of the Closing Date will be in compliance with all applicable laws, rules, and regulations of the city, county, state, and federal governments including without limitation, all applicable health, safety, pollution, equal opportunity (including affirmative action compliance), and ERISA laws or regulations. None of the Sellers is a party to any administrative proceeding before any state Department of Public Health Services or any similar agency, or any other state or federal agency which governs the Business or the operation and conduct of the Business, nor is any administrative order pending as to any such agency. All permits, licenses, accreditations, consents, approvals, franchises, certificates of need, certifications, and other authorizations and the like (the "Licenses", including, without limitation, the licenses to operate the Facilities issued by the New York Department of Public Health Services or New Jersey Division of Health Services, and the Medicare provider numbers issued by the Health Care Financing Administration) necessary to operate the Business have been obtained by each Seller, are valid and in full force and effect, and a list of each is attached as Exhibit 6.5 hereto. None of the Sellers engages in any activity which would cause revocation or suspension of any such License or the like, and no action or proceeding looking to or contemplating the revocation or suspension thereof is pending or threatened, nor have any of the Sellers engaged in any activity which would cause revocation or suspension of any such License of the Buyer following the Closing.

                           H. Litigation. Except as set forth on Exhibit 6.6 to
                  this Agreement: (i) there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of any Seller) at law or in equity before any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency, arbitrator or instrumentality, domestic or foreign, pending or threatened, anticipated or contemplated against, by, or affecting any Seller, or the transactions contemplated by this Agreement, including, but not limited to, any malpractice claims; any such claims, actions, suits, proceedings or investigations which question or challenge the validity of this Agreement or any action taken or to be taken by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby; or which, if valid, would constitute or result in a breach of any representation, warranty or agreement contained herein; and (ii) there is no valid basis for the commencement of any such claims, actions, suits, proceedings or investigations. Sellers will update Exhibit 6.6 hereto, to the Closing Date to include any litigation, proceeding, or material claim of any nature whatsoever pending or threatened against the Sellers or any one of them, and will as of the Closing Date represent that none of the Sellers know or have reasonable grounds to know of any basis for any claim, proceeding or litigation against the Sellers or any one of them, other than the claims, proceedings or litigations listed on Exhibit 6.6, as updated.

                           I. Absence of  Changes.  Except as set forth on
                  Exhibit 6.7 to this Agreement and for changes in the ordinary course of business, since December 31, 1995, there has not been:

                           (i) any actual, pending, threatened, anticipated or contemplated:

                                    (a) dispute of any kind with any customer,
                           client, supplier, employee, landlord, subtenant or licensee of Seller;

                                    (b) loss of contract rights or business
                           relationships of Seller, or

                                    (c) change, occurrence or situation of any
                           kind, nature or description;

                           which, individually or in the aggregate, has resulted in, or is reasonably likely to result in, a material adverse change in the business, operations, earnings, backlog, prospects, properties, assets, liabilities (absolute, accrued, contingent or otherwise, whether due or to become due), reserves, or condition, financial or otherwise, of Seller;

                           (ii) any material transfer of, or lien or other encumbrance of any nature whatsoever placed on or against any of Seller's property or assets used in the conduct of the Business; or

                           (iii) any material change in the business or commercial practices customarily followed by Seller.

                  Seller knows of no impending loss of customers, suppliers or employees of Seller that might have a material adverse effect on the Business, or which might prevent Buyer from carrying on such Business in substantially the same manner in which it is carried on at the date of this Agreement.

                           J. Taxes. Except as disclosed in Exhibit 6.8 hereto:
                  (i) all returns for taxes, including but not limited to, income, sales, use, franchise, excise, property and employment taxes, whether required by any federal, state, or other governmental authority, which are due as of the date hereof for the periods up to and including the date hereof have been, and those which are due as of the Closing Date for periods up to and including the Closing Date will be, duly prepared and filed in good faith by the Sellers, or extensions for filings have been obtained from the appropriate taxing authorities within the prescribed time frames for obtaining extensions;
                  (ii) copies of such returns for the last three completed fiscal years have been provided to Buyer, and all taxes of any kind for which the Sellers are liable have been paid or reserves have been taken and will be preserved therefor; and
                  (iii) there are no pending tax audits or controversies of the Sellers before any state or governmental authority. A complete listing of the tax returns whose filings have been extended is found on Exhibit 6.8. A copy of any tax return whose filing has been extended shall be provided to Buyer when such returns are filed with the appropriate governmental agencies.

                           K. Material Agreements. Exhibit 6.9 lists (each
                  identified to an individual Seller) all leases of real and personal property, employment agreements not specifically detailed in Exhibit 6.3 hereto, service agreements, maintenance agreements, medical director agreements, agreements for acute dialysis, hemodialysis and peritoneal dialysis services, agreements for the sale or purchase of supplies, services and other goods, and all other material contracts relating to the Business to which the Sellers, or any one or more of them, are a party or by which the Sellers, or any one or more of them, may be bound in excess of $5,000. Complete copies of such documents have been delivered to Buyer. The obligations of the Sellers under each of the executory contracts relating to the Business to which the Sellers, or any one or more of them, are a party or may be bound are current, and none of the Sellers is in default in performance of the obligations to be performed by Sellers under such contracts so listed in such exhibit, and none of the Sellers has received notice of intention to terminate any such agreement pursuant to the termination rights provided therein and/or of any alleged default on behalf of Sellers under any such contract nor are the Sellers aware of any act or omission on behalf of any of the Sellers or any event which with the passage of time will entitle any party to any such contract other than the Sellers to declare a default thereunder or to entitle such party to terminate any such contract.

                           L. ESRD Programs\Surveys. Each of the Facilities is
                  certified under the conditions of coverage and participates in the federal Medicare program as an end-stage renal disease ("ESRD") facility providing ESRD services. Each Seller has delivered to Buyer complete and correct copies of all surveys, reports or deficiency notices concerning the Facilities by the Medicare program, the state survey agency, the Medicaid program or the Kidney Disease Program; and all corrective actions set forth in any filing by the Sellers in response to deficiencies identified by: (i) the New York or New Jersey Departments of Health, or (ii) the federal Department of Health and Human Services, in any monitoring survey of any Seller (all of which have been delivered to Buyer), have been accepted by such agency and completed by such Seller, and that, to the best knowledge of Sellers, no further deficiencies exist. Except as set forth on Exhibit 6.10 hereto, the Medicare certification of each Facility is in full force and effect and no violation of the conditions and standards of coverage, participation or certification with respect to the Facilities exists and, to each Seller's knowledge, no event or circumstances exist which with the giving of notice or passage of time, or both, would constitute a material violation thereof such as to have an adverse effect upon the use or operation of the Assets or Business by the Buyer following the Closing.

                           M. No Falsehoods or Omissions. No statement made by
                  any Seller in any certificate, document, list or exhibit furnished to Buyer in connection with this transaction contains or will contain any untrue statement of a material fact, or omits to state or will omit to state a material fact necessary to make the statement contained herein or therein in light of the circumstances under which it was made not misleading. True and correct copies of all documents referred to on the exhibits hereto as currently in effect, have been delivered to Buyer.

                           N. Insurances. Exhibit 6.11(a) is a list and brief
                  description of all policies or binders of fire, liability, product liability, worker's compensation, health and other forms of insurance policies or binders currently in force insuring the Sellers against risks which will remain in full force and effect (or will be replaced by substantially similar coverage) at least through the Closing Date. Exhibit 6.11(b) contains a description of all malpractice liability insurance policies of the Sellers. Except as set forth on Exhibit 6.11(c), (i) no Seller has ever filed a written application for any insurance coverage which has been denied by an insurance agency or carrier and (ii) each Seller has been continuously insured for professional malpractice claims for the lesser of (a) the period from the inception of such Seller until the date hereof or (b) the past seven (7) years. Exhibit 6.11(c) also sets forth a list of all claims for any insured loss in excess of $5,000 per occurrence, filed by such Seller during the three (3) year period immediately preceding the Closing Date, including but not limited to, worker's compensation, general liability, environmental liability and professional malpractice liability claims. None of the Sellers is in material default with respect to any provision contained in any such policy and none of the Sellers has failed to give any notice or present any claim under any such policy in due and timely fashion.

                           O. [Reserved]

                           P. Patient  List.  Attached  Exhibit 6.12 is a
                  complete and correct list ("Patient List") of all ESRD in center and home based patients, and all other patients receiving dialysis services and supplies from the Sellers as of the date thereon, which date is no earlier than February 1, 1997.

                           Q. Physician  List.   Attached   Exhibit  6.13  is  a
                  complete and correct list ("Physician List") of all physicians or groups of physicians ("Physicians") attending or admitting patients to the Facilities, indicating the number of patients appearing on the Patient List admitted by each, and the Facility to which they are admitted.

                  Section 7.  Conditions to Obligations of Buyer:

                  The obligations of Buyer under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions, unless such are waived by Buyer in writing:

                           A. The Sellers shall at Closing on the Closing Date
                  deliver to Buyer UCC and lien searches dated within five (5) days of the Closing Date in which all liens against any Seller or the Business are listed.

                           B. All of the terms, covenants, and conditions of
                  this Agreement to be complied with or performed by the Sellers at or before the Closing Date shall have been duly complied with and performed by them, and all representations and warranties of the Sellers made in or pursuant to this Agreement shall be true, accurate and complete as of the Closing Date as if made on and as of that date; and each Seller shall have delivered to Buyer their certificates to the foregoing effect.

                           C. All executory  contracts  being assumed by Buyer
                  shall have been assigned by the Sellers to Buyer unless otherwise agreed.

                           D. Each Seller shall have obtained at its sole
                  expense such written consents and/or approvals as may be required by Buyer from all creditors, lessors, or other persons in form and content reasonably satisfactory to Buyer that the proposed sale of the Assets, including the assignment of contracts, will not result in a breach, declaration of default, or otherwise adversely affect any debt, lease, agreement or other obligation or contract or liability of such Seller except as may be waived in writing by Buyer.

                           E. That the Sellers  shall deliver to the Buyer at
                  Closing an opinion of counsel to the Sellers in form and substance satisfactory to counsel for Buyer, to the effect that, as of the Closing:

                                    (i) Each Seller is a corporation  duly
                           organized, validly existing and in good standing under the laws of the state of its incorporation;

                                    (ii) Each Seller has full corporate power to
                           carry out the transactions provided for in this Agreement; all corporate and other proceedings required to be taken by or on the part of each Seller to authorize it to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement have been duly and validly taken; and this Agreement has been duly and validly authorized, executed, and delivered by each Seller and is a legally binding obligation of each Seller enforceable in accordance with its terms;

                                    (iii) Neither the sale of the Assets nor the
                           transactions contemplated by this Agreement require compliance by any Seller with the provisions of any statutes or regulations applicable to the transaction contemplated by this Agreement, other than potentially the New York or Connecticut Bulk Sales Act; and

                                    (iv) The consummation of this Agreement will
                           not (a) give rise to or cause any default under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, license, agreement, or any other instrument or obligation to which any Seller is a party or by which it or any of its properties or assets may be bound which are known to counsel after reasonable inquiry of the Sellers, or (b) violate any court order, writ, injunction, or decree applicable to any Seller or any of its properties or assets.

                  Such opinion of counsel may take exception for or be subject to matters such as the rights of creditors generally and the discretion of a court to grant equitable remedies, and once prepared shall be appended hereto as Exhibit 7.1 to this Agreement.

                           F. Alpha  Administration Corp. shall have received
                  all necessary approvals for, and closed its acquisition of, all of the assets of the South Bronx Kidney Center, on substantially the terms set forth in the pleadings filed in the December 1996 action entitled In the Matter of the Application of National Nephrology Foundation, Inc., in the Supreme Court of the State of New York; and all assets to be acquired thereby have been listed on Exhibit 1.1 hereof, and otherwise comply with all of the representations and warranties of Sellers herein contained.

                           G. The transactions contemplated hereby shall have
                  been approved by all applicable federal, state and other governmental authorities and agencies which are required to approve same including, but not limited to, any approvals (or expiration of applicable waiting periods) required under the Hart-Scott-Rodino Antitrust

                  Improvements Act of 1976. The parties agree to prepare in good faith and to prosecute with due diligence all applications for the governmental approvals.

                           H. The execution and consummation of this Agreement,
                  the representations, warranties and covenants of Sellers herein contained, and the transactions described herein shall have been fully ratified, adopted and approved by the Board of Directors and the Stockholders of UMDC, and this document shall have been duly executed on behalf of UMDC by March 31, 1997 or Buyer shall have exercised the option on UMDC shares set forth at the foot of this Agreement.

                           I. The execution and consummation of this Agreement,
                  the representations, warranties and covenants of Sellers herein contained, and the transactions described herein shall have been fully ratified, adopted and approved by CCC's Board of Directors by February 23, 1997 and by the Stockholders of CCC. By February 24, 1997, CCC shall certify that its Board has approved the execution and delivery of this Agreement and all Schedules, Exhibits and due diligence materials required of Sellers shall have been delivered to Buyer.

                           J. CCC shall have entered into a Consulting Agreement
                  with Buyer agreeing to provide the services of certain officers of Seller identified therein in the form attached hereto as Exhibit 7.2, and each of the Sellers and the Affiliated Entity, and the respective executive officers, directors and affiliates of each, shall have entered into a Non-Competition Agreement with Buyer in the form attached hereto as Exhibit 7.3.

                           K. The Sellers shall have purchased tail insurance
                  for extension of protection afforded by the current policies of liability insurance for at least a five year period as provided in Section 12.C herein, or shall have demonstrated to Buyer's satisfaction in its sole discretion, that the policies they have in place will provide coverage in all respects identical to that which would be provided by such tail insurance.

                           L. Effective at Closing, (i) all employees of the
                  Facilities and the Business designated by Buyer shall have been terminated by the Sellers and hired by Buyer (with the exception of the administrative employees of CCC's corporate office), (ii) all accrued salary, sick leave and vacation time shall be paid to such employees by the Sellers, and (iii) all employee benefit plans shall have been treated by Sellers as partially terminated with respect to such employees, unless such plans are fully terminated by the Sellers.

                           M. On or before the Closing Date, the Buyer shall
                  have been duly licensed in the States of New York, New Jersey and Connecticut, as applicable, to operate the Facilities and the Business as it is operated by the Sellers on the date hereof, and Buyer shall have obtained or applied for a Medicare provider number for the Facilities and all other necessary accreditations, authorizations, consents and approvals necessary to operate the Business, the Buyer agreeing to use reasonable best efforts with respect to obtaining the same.

                           N. On or before the Closing, Buyer shall have entered
                  into an agreement with one or more nephrologist(s) to act as medical director(s) of each of the Facilities; provided however that this condition shall be deemed to have been met unless Buyer shall have failed to enter into agreements with such nephrologists as it, in its sole discretion, has identified as candidates for such position(s), after having made offers of compensation and other terms of employment reasonably similar to those enjoyed by individuals currently in Buyer's employ in similar positions; and provided further that if Buyer determines to offer any of Sellers' existing medical directors a continuing position (and makes no other offer) the condition will not be deemed to have been met if Buyer fails to offer such physician compensation at least equal to that which he has been receiving as of December 31, 1996.

                           O. Buyer shall have completed its investigation and
                  examination of the ownership, condition, and nature of the Assets; the financial condition and operations of each Facility; and the business, affairs, books and records of each of the Sellers in a "due diligence investigation"; and the results thereof shall have been deemed acceptable by Buyer in its sole discretion with respect to each Seller. Such condition shall be deemed satisfied unless Buyer shall notify Sellers in writing on or before March 15, 1997, or such later date as may be two weeks following the receipt by Buyer of the December 31, 1996 edition of the Financial Statements, as to the matters which are not acceptable, or as to which matters have not been fully disclosed.

                  Section 8.  Conditions to Obligations of Sellers:

                  All obligations of the Sellers under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions, any or all of which may be waived by the Sellers:

         A. All the terms, conditions, and covenants of this Agreement to be complied with and performed by Buyer at or before the Closing Date shall have been duly complied with and performed.

         B. Buyer shall have delivered to the Sellers at Closing an opinion of its counsel that as of the Closing Date:

                                    (i) The Buyer is a  corporation  duly
                           organized, validly existing and in good standing under the laws of the state of its incorporation;

                                    (ii) The Buyer has full corporate power to
                           carry out the transactions provided for in this Agreement; all corporate and other proceedings required to be taken by or on the part of Buyer to authorize it to execute and deliver this Agreement and to consummate the transactions contemplated by this

                           Agreement have been duly and validly taken; and this Agreement has been duly and validly authorized, executed, and delivered by Buyer and is a legally binding obligation of Buyer enforceable in accordance with its terms; and

                                    (iii) The execution of this Agreement, and
                           the exhibits thereto, and such additional documents required to be executed or delivered by the Buyer and the consummation of the transaction contemplated hereby do not violate any agreement to which the Buyer is a party which is known to counsel after reasonable inquiry of the Buyer, or any court order, injunction or decree applicable to Buyer, and are enforceable in accordance with their terms.

                  Such opinion of counsel may take exception for or be subject to matters such as the rights of creditors generally and the discretion of a court to grant equitable remedies, and once prepared shall be appended hereto as Exhibit 8.1 to this Agreement.

                           C. Buyer shall have assumed the obligations of the
                  Sellers under the contracts it agrees to assume as identified on Exhibit 1.2 hereof, subject to the required consents and approvals of third parties disclosed herein.

                           D. The execution and consummation of this Agreement,
                  the representations, warranties and covenants of Sellers herein contained, and the transactions described herein shall have been fully ratified, adopted and approved by the Board of Directors and the Stockholders of UMDC, and this document shall have been duly executed on behalf of UMDC or Buyer shall have exercised the option on UMDC shares set forth at the foot of this Agreement.

                           E. Buyer shall have entered into a Consulting
                  Agreement with CCC and the individuals named therein, agreeing to provide the services of certain officers of Seller identified therein in the form attached hereto as Exhibit 7.2.

                           F. The execution and consummation of this Agreement,
                  the representations, warranties and covenants of Sellers herein contained, and the transactions described herein shall have been fully ratified, adopted and approved by CCC's Board of Directors by February 23, 1997 and by the Stockholders of CCC.

                           G. The transactions contemplated hereby shall have
                  been approved by all applicable federal, state and other governmental authorities and agencies which are required to approve same including, but not limited to, any approvals (or expiration of applicable waiting periods) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The parties agree to prepare in good faith and to prosecute with due diligence all applications for the governmental approvals.

                  Section 9.  Risk of Loss:

                  It is understood and agreed that pending the Closing and the parties' delivery of the instruments of transfer referred to in Section 2 hereof, the Buyer does not assume and shall not in any event be responsible or liable for, any loss or damage to any of the properties and assets to be transferred hereunder from any cause whatsoever, whether by fire, casualty or otherwise. In the event any such loss occurs prior to the Closing, or in the event any Facility is closed or interrupted by reason of any event not in the ordinary course of its business, the Buyer shall have the right to terminate this Agreement on written notice to Sellers, or to make an equitable adjustment to the Purchase Price reasonably acceptable to Seller with respect to such loss, damage or action. All risk of loss after the Closing shall be borne by Buyer.

                  Section 10.  Adjustments; Prorations:

                  A. The Purchase Price shall be adjusted dollar for dollar for any Assumed Liabilities, other than (i) real estate leases and (ii) except as set forth on Exhibit 1.3.

                  B. Any liability, accrued or unaccrued, for taxes from operation of the Facilities or the Business prior to Closing shall be discharged by the Sellers promptly and in their entirety. Any taxes from operation of the Facilities or the Business after the Closing Date shall be discharged by the Buyer in their entirety. For this purpose, "taxes" shall include federal income taxes, and any and all business related taxes including, but not limited to, franchise and excise taxes, sales and use tax, gross receipt taxes, state and federal employee income tax withholding, Federal Social Security Tax (FICA) withholding, employment taxes, ad valorem personal property taxes, and business or license fees or any other tax applicable to the Facilities or the Business. In no event shall Buyer be liable for income, transfer, sales, use and other taxes arising from or in connection with the consummation of the transactions contemplated hereby.

                  Section 11.  Indemnification:

                  A. The Sellers jointly and severally agree to indemnify Buyer from and with respect to any and all loss, liability, or additional expense, including reasonable attorney's fees, as Buyer may incur from and with respect to any material misrepresentation made herein, or in any schedule, exhibit or other document executed by the Sellers or delivered by them pursuant to this Agreement, or for any material breach of any Seller's warranties or covenants imposed herein upon the Sellers or made herein by the Sellers, whether due to an undisclosed or understated liability of the Sellers, or from any action or inaction of the Sellers on or prior to the Closing Date, including specifically, but not limited to, any and all expenses, costs and liabilities that may arise as a result of the failure of the parties to comply with the Bulk Sales Acts of the States of New York, New Jersey or Connecticut, if applicable, and to indemnify and hold harmless Buyer and its affiliates from any and all expenses, costs and for liabilities associated therewith.

                  B. The Buyer agrees to indemnify the Sellers from and with respect to any and all loss, liability, or additional expense, including reasonable attorney's fees, as any one or more of them may incur from and with respect to any material misrepresentation made herein, or in any schedule, exhibit or other document executed by Buyer or delivered by it pursuant to this Agreement, or for any material breach of Buyer's warranties or covenants imposed herein upon the Buyer or made herein by the Buyer, whether due to the failure of Buyer to perform an executory contract assumed by the Buyer, or from any action or inaction of the Buyer after the Closing Date, or otherwise.

                  C. The rights of any party seeking recourse under the indemnification provisions of this Agreement must be asserted by filing an action in a court of appropriate jurisdiction or by delivering a written notice of the claim for indemnification to the party from whom indemnification is sought within two (2) years after the Closing Date, unless the claim so asserted
(i) relates to a medical malpractice claim or is attributable to loss, liability, expenses or claims made by any federal, state or local government, governmental agency or governmental payor for health services, in which instance the indemnification claim must be asserted within three (3) years after the Closing Date; or (ii) relates to the failure to pay the proper amount of taxes (as such term is used in Section 10(B) hereof) in which instance the indemnification claim must be asserted within three (3) years from the later of:
(a) the date the tax return for such tax was filed, or (b) the date the tax payment was due to be paid to an appropriate taxing authority, including any extensions; or (iii) relates to any loss, liability or cost described in the last sentence of Section 4.D, in which instance the indemnification claim may be asserted within two years after the date the party claiming indemnification receives notice of such loss, cost or liability.

                  D. In no event shall there be any recourse by Buyer to the provisions for indemnification under this Agreement unless the amount of loss, liability, or expense actually incurred by Buyer seeking to exercise the right to indemnification under this Agreement exceeds $100,000 with all loss, liability or expense (net of related insurance recovery) associated with this Agreement. In such event the right of any party to enforce this indemnification provision shall be all loss, liability, or expense, not just that in excess of $100,000. Notwithstanding the above, the restrictions set forth in the preceding two sentences shall not apply with respect to: (i) any loss, liability or expense actually incurred which relates to: (i) any liability for taxes as such term is used in Section 10.B. hereof; (ii) any liability or obligation to third parties which is not specifically assumed by Buyer; or (iii) any liability, cost or loss described in Section 4.D(i).

                  E. Notwithstanding the previous provisions of this Section 11, the covenants, warranties, representations, and obligations of the parties regarding: (i) Buyer's obligation to indemnify the Seller for the executory contracts and agreements assumed pursuant to Section 1.B. shall survive for the life of such contracts and/or agreements; (ii) the parties' obligations and covenants which by the terms hereof are to be performed hereafter, shall survive for the periods within which such performance is to occur, plus 180 days; and
(iii) Sellers' warranties and representations of title shall not expire.

                  Section 12.  Post-Closing Covenants:

                  A. Cooperation. The Parties agree to cooperate with each other in the preparation and filing of any federal, state or other governmental reports or filings required to be filed by any of them as a result of or with respect to the transactions contemplated hereby. Each such return, report or filing shall be reviewed by the non-filing parties, and its truth and accuracy confirmed, to the best of such parties' knowledge, in writing, such that the return may be timely filed.

                  B. Discharge of Debts. Sellers jointly and severally agree promptly and in due course to discharge any and all of the debts, claims, and expenses of each Seller which relate to the Business or the Facilities and which are not specifically assumed or agreed to be discharged by Buyer pursuant to this Agreement. The liabilities to be discharged by the Sellers shall include without limitation: [i] all short-term or long-term liabilities of the Sellers, whether or not shown on the books of the Sellers as of the Closing; [ii] any liabilities whether or not required by GAAP to be recorded on the books of the Sellers for accrued vacation and sick pay leave, compensatory time medical insurance benefits, qualified plan benefits and other employee-related obligations through the Closing; [iii] all taxes which relate to the operation of the Business by the Sellers through the Closing, including liability of the Sellers for federal income taxes or New York, New Jersey or Connecticut franchise and excise taxes, sales, use or other taxes for that portion of 1997 which ends with the Closing Date; [iv] liability for all sums payable to third parties for goods or services ordered by, shipped to or received by the Sellers at or prior to the Closing; and [v] within 5 months after the Closing, all other obligations of the Sellers of any kind whether known or unknown, except for executory contracts, which exist as of the Closing or which arise after the Closing and are based on any act, omission, transaction or circumstance occurring on or before the Closing unless such liability is specifically assumed or agreed to be discharged by Buyer pursuant to this Agreement, and any other liability from the provision of services by the Sellers on or prior to the Closing.

                  C. Tail Insurance. Each Seller shall maintain in force and effect for five (5) years from the Closing Date the Tail Insurance Coverage relating back five (5) years prior to the Closing Date, as defined in this Section. Each Seller shall deliver to Buyer at the Closing and on each of the successive anniversaries of the Closing Date a certificate of insurance evidencing the Tail Insurance Policy. The "Tail Insurance Coverage" shall be health care services professional liability converge with its current insurers or a financially sound and reputable insurance company or association selected by each Seller with limits of liability of $1,000,000 per loss and $3,000,000 annual aggregate, naming each Seller, its individual shareholders or successor in interest, as may be appropriate, as an insured and covering the health care services professional liability risk arising out of such Seller's operation of the Business and the Facilities on or before the Closing Date. In the alternate, Seller shall have demonstrated to Buyer's satisfaction in its sole discretion, that the policies they have in place will provide coverage in all respects identical to that which would be provided by such Tail Insurance.

                  D. Tax Matters. Each party will provide the other such assistance as may be reasonably requested in connection with the preparation of any tax return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for taxes, and each will retain and provide the other with any records or information which may be relevant to such return, audit or examination, proceedings or determination. The party requesting assistance hereunder shall reimburse the other party for reasonable expenses incurred in providing such assistance. Any information obtained pursuant to this Section or pursuant to any other Section hereof providing for the sharing of information or the review of any tax return or other schedule relating to taxes shall be kept confidential by the parties and shall not be used to the detriment of the other party or for the benefit of the requesting party.

                  E. Records and Documents. For seven (7) years following the Closing Date, Sellers shall grant to Buyer and its representatives, at Buyer's request, at such reasonable times during regular business hours as may be requested by Buyer, access to and the right to make copies of those records and documents related to the operation of the Business, and Facilities or the Assets prior to the Closing Date, possession of which is retained by each Seller as Buyer may deem to be reasonably necessary or useful in regard to the Business, the Facilities or the Assets. If during such period any Seller elects to dispose of such records, such Seller shall first give Buyer 90 days' written notice during which period Buyer shall have the right to take such records.

                  Section 13.  Expenses:

                  Each party shall bear its own expenses and costs, including, without limitation, all counsel fees and fees of finders or brokers, and transfer taxes. Neither party knows of the existence of any person entitled to a finders or brokers fee as a result of the negotiations relative to or consummation of this transaction.

                  Section 14.  Termination:

                  A. Any party to this Agreement may terminate this Agreement with the prior authorization of its board of directors as provided below:

                           (i) the  parties may  terminate  this  Agreement  by
                  mutual  written  consent at any time prior to the Closing
                  Date;

                           (ii) the Buyer may terminate this Agreement by giving
                  written notice to the Sellers at any time prior to or at the Closing, (a) in the event that any Seller has breached any representation, warranty, or covenant contained in this Agreement in any material respect, (b) if Buyer shall determine that: (I) the transaction has become inadvisable or impracticable by reason of the institution or threat by any state, local or federal governmental authorities or by any other person of material litigation or proceedings against any of the parties hereto or any of the entities controlled by or affiliated with such entities pertaining to or affecting the transaction; or (II) the business or assets or financial condition of any of the Sellers hereto individually, or in the aggregate, has been materially and adversely affected, whether by reason of changes or developments or operations in the ordinary course of business since December 31, 1996, or (c) if the Closing shall not have occurred on or before September 30, 1997, and the failure to so close relates to conditions not met by Sellers;

                           (iii) the Sellers may terminate this Agreement by
                  giving written notice to the Buyer at any time prior to or at the Closing: (a) in the event that Buyer has breached any representation, warranty or covenant contained in this Agreement in any material respect; (b) the transaction has become inadvisable or impractical by reason of the institution or threat by any state, local or federal governmental authorities or by any other person of material litigation or proceedings against any of the parties hereto or any of the entities controlled or affiliated with such entities pertaining to or affecting the transaction; or (c) if the Closing shall not have occurred on or before September 30, 1997 and the reason for the failure to so close relates to conditions not met by Buyer; or

                           (iv) notwithstanding the provisions of clauses (ii)
                  or (iii) hereof, either the Sellers or Buyer may terminate this Agreement by giving written notice to the other party if the requisite governmental approvals and licenses have not been obtained by August 31, 1997 but not sooner, despite the reasonable best efforts of the terminating party, unless extended by the mutual consent of the parties.

         If Buyer or Sellers asserts or assert the existence of a breach pursuant to clauses (ii) or (iii) of this Section 14.A., the party asserting such breach shall so notify the other party in writing. Such notice shall include a specific statement as to the act, omission or breach which specifically sets forth the corrective action which the party asserting such breach contends is necessary to cure the breach, or if no such cure is possible, a statement to that effect. The other party shall be given a period of thirty
(30) days within which to cure such alleged breach, if capable of being cured, and the closing of the transaction shall be extended during such thirty (30) day period.

                  B. If any Party terminates this Agreement pursuant to Section 14.A. above, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party (except for any liability of any party then in breach); provided, however that the confidentiality provisions contained in the first sentence of Section 15 below and Section 14.C shall survive any such termination.

                 C. If Buyer is not in material breach of its obligations contained herein and if this Agreement is terminated by Buyer by reason of Seller's breach of any representation, warranty or covenant contained in this Agreement, or by Seller or Buyer by reason of the failure of the CCC stockholders to adopt this Agreement or if the meeting of CCC Stockholders to approve this Agreement is not held, and at any time on or prior to the expiration of eighteen 18 months following termination of this Agreement, a definitive agreement is entered into for the acquisition of all or substantially all of the Sellers' equity or assets with a person other than Buyer, or any of its affiliates at an aggregate purchase price in excess of the Purchase Price contemplated in this Agreement, then CCC shall pay Buyer, upon Buyer's request, $500,000. The Sellers acknowledge that the agreement contained in this Section 14.C are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Buyer would not enter into this Agreement. Accordingly, if CCC fails to pay any amounts pursuant to this Section 14.C, and, in order to obtain such payment, legal action is commenced which results in a judgment against CCC therefor, CCC will pay the plaintiff's reasonable costs (including reasonable attorneys' fees) in connection with such suit, together with interest computed on any amounts determined pursuant to this Section 14.C (computed from the date or dates incurred) at the prime rate of interest announced from time to time by Citibank, N.A. CCC's obligations pursuant to this
Section 14.C will survive any termination of this Agreement.

                  Section 15.  Confidentiality:

                  All information and documents relating to the Facilities obtained pursuant to Buyer's due diligence investigation and not otherwise publicly available shall at all times be treated as confidential by Buyer, and shall not be disclosed to or discussed with any third party (except Buyer's accountants, bankers, counsel, and other advisors) or otherwise utilized for any purpose unrelated to the transactions contemplated by this Agreement. In the event this Agreement is terminated for any reason, all documents relating to the Sellers and the Business obtained by Buyer from Seller in Buyer's due diligence investigation shall be promptly returned to the Sellers.

                  Section 16.  Miscellaneous:

                  A. The parties agree, after the Closing, to do, execute, acknowledge, and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be required to consummate the transactions contemplated hereby.

                  B. Subject to the terms and conditions hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective administrators, successors, and assigns.

                  C. Any notice, request, instruction, or other document to be given hereunder to any party shall be in writing and delivered personally or sent by Certified United States Mail, postage prepaid, return receipt requested, as follows:

                  If to the Sellers or     Continental Choice Care, Inc.
                  a Seller:                25-B Vreeland Road
                                           P.O. Box 99
                                           Florham Park, NJ 07932
                                           Attn:  Steven L. Trenk, President

                  With copies to           Crummy, Del Deo, Dolan, Griffinger &
                                           Vecchione
                                           A Professional Corporation
                                           One Riverfront Plaza
                                           Newark, New Jersey 07102
                                           Attn:  David M. Hyman, Esq.

                                                          and
                                      -22-

                                           Continental Choice Care, Inc.
                                           25-B Vreeland Road
                                           P.O. Box 99
                                           Florham Park, NJ 07932
                                           Attn: Jeff Ellentuck, General Counsel

                  If to the Buyer:         IHS of New York, Inc.
                                           c/o International Health Specialists,
                                               Incorporated
                                           288 Walnut Street
                                           Newton, MA 02160
                                           Attn: Nelson Shaller, President

                  With a Copy to:          Lane Altman & Owens LLP
                                           101 Federal Street
                                           Boston, MA 02110
                                           Attn:  Robert M. Rosen, Esq.


                           Any party may change its  address  for  purposes of
this paragraph by giving notice of such change of address to the other party in the manner herein provided for giving notice.

                  D. This instrument contains the entire agreement between the parties hereto with respect to the transaction contemplated hereby and shall not be changed or terminated except by written amendment signed by the parties hereto.

                  E. All exhibits hereto are incorporated herein.

                  F. This Agreement is declared to have been made under the laws of the Commonwealth of Massachusetts. Venue for resolution of any dispute arising out of the provisions of this Agreement shall be Middlesex County, Massachusetts.

                  G. This Agreement may be executed in a number of counterparts and all counterparts executed by Buyer and the Sellers together shall constitute one and the same Agreement.

                  H. Buyer may assign its rights and obligations under this Agreement to a third party subject to Seller's approval, which shall not be unreasonably withheld, or to an affiliate, but no such assignment shall relieve Buyer of its liabilities hereunder.

                  I. This Agreement, including without limitation Section 14C hereof, shall not be legally binding upon or effective against the parties and shall be void ab initio unless duly authorized by the Board of Directors of CCC on or before February 23, 1997. CCC covenants to provide Buyer with written confirmation of such approvals within one business day after action of the Board of Directors.

                  IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

CONTINENTAL CHOICE CARE, INC.             CONTINENTAL DIALYSIS, INC.

By:      /s/ Steven L. Trenk              By:     /s/ Steven L. Trenk
         ______________________                   _______________________
Title:   President                        Title:  President

CHOICE CARE, INC.                         CONTINENTAL DIALYSIS OF THE
                                            BRONX, INC.

By:      /s/ Steven L. Trenk              By:      /s/ Steven L. Trenk
         ______________________                   _______________________
Title:   President                        Title:   President

CHOICE STAFFING, INC.                     DIALYSIS STAFFING, INC.

By:      /s/ Steven L. Trenk              By:      /s/ Steven L. Trenk
         ______________________                   _______________________
Title:   President                        Title:   President

CHOICE CARE INFUSION                      CONTINENTAL DIALYSIS
  SERVICES, INC (Delaware)                   OF LINDEN, INC.

By:      /s/ Steven L. Trenk              By:      /s/ Steven L. Trenk
         ______________________                   _______________________
Title:   President                        Title:   President

CHOICE CARE INFUSION                      ALPHA ADMINISTRATION CORP.
  SERVICES, INC (New York)

By:      /s/ Steven L. Trenk              By:      /s/ Steven L. Trenk
         ______________________                   _______________________
Title:   President                        Title:   President

UPPER MANHATTAN DIALYSIS
  CENTER, INC.

By:      ____________________________
Title:   ____________________________

IHS OF NEW YORK, INC.

By:      /s/ Nelson Shaller
         ______________________
Title:   President

                      ACKNOWLEDGMENT BY UMDC STOCKHOLDERS

         Each of the undersigned hereby jointly and severally represent and warrant to, and covenant and agree that with the Buyer named above, that:

         (1) in the aggregate, they hold 50% of the issued and outstanding voting stock ( the "Shares) of Upper Manhattan Dialysis Center, Inc. ("UMDC");

         (2) promptly after the execution of this document, they will promptly and diligently commence to use their reasonable best efforts to obtain the ratification and adoption of this Agreement by the Board of Directors and Stockholders of UMDC;

         (3) each will vote in favor of such ratification and adoption at all meetings at which such issue is presented; and

         (4) that, at the request of Buyer, but conditioned upon the consummation of all transactions contemplated by this Agreement, each will grant Buyer an option on the shares of UMDC owned by him at a price of one million dollars ($1,000,000) for all Shares, which option may be exercised only in whole and not in part, at any time, or from time to time, through the date of Closing, subject to the terms of that certain Shareholder's Agreement among Alvin S. Trenk, Steven L. Trenk, Martin G. Jacobs, Stanley Cortell, Jonathan Lorch and UMDC, with respect to which the undersigned agree to submit for a vote and to vote in favor of waiving all prohibitions against the issuance or exercise of this option in the UMDC Shareholders Agreement and solely upon (i) purchase in full by Buyer on or before the Closing of all sums due to Continental Choice Care, Inc. and its subsidiaries from UMDC and Drs. Lorch and Cortell (which shall not exceed $3,100,000), and (ii) payment in full or release, on or before the Closing, of all guarantees and security deposits (other than those of Drs. Lorch and Cortell) under all loans by PNC Bank to UMDC(which shall not exceed $1,300,000). This option shall not be exercisable in the event UMDC approves and authorizes a sale of its assets pursuant to this Agreement.

                  /s/ Alvin S. Trenk                 /s/ Martin G. Jacobs, M.D.
                  __________________                 __________________________
                  Alvin S. Trenk                     Martin G. Jacobs, M.D.

                  /s/ Steven L. Trenk
                  ___________________
                  Steven L. Trenk

                               ACKNOWLEDGMENT OF
                     INTERNATIONAL HEALTH SPECIALISTS, INC.

         The undersigned hereby represents and warrants to, and covenants and agree that it does hereby guarantee all obligations of the Buyer under this Agreement to close and pay the purchase price.

                                         International Health Specialists, Inc.

                                         By: /s/ Nelson Shaller
                                             ____________________________
                                             Nelson Shaller, President

INDEX TO EXHIBITS

Exhibit

1.1          Description of the Assets

1.2          Permitted Liens, Charges and Encumbrances and Contracts Assumed
1.3          Capitalized Leases
1.4          Allocation of Purchase Price Among the Assets
2.1          Waiver of Otherwise Required Consents
3.1          Form of Escrow Agreement
4.1          Voting Trust
6.0          Consents Required to Clear Title and Avoid Breaches of Contract
6.1          Financial Statements of Sellers
6.2 Notice of Noncompliance with Governmental Regulations\Adverse Circumstances or Conditions
6.3          List of Employees of the Seller, with Compensation and Descriptions of Benefit Plans
6.4          Pending Violations of Government Regulations
6.5          List of Licenses
6.6          Pending Litigation or Claims
6.7          Unfiled Tax Returns
6.8          Tax Returns on Extension
6.9          Leases, Contracts, Other Agreements
6.10         Exceptions to Medicare Certifications
6.11(a)      List of Insurance Policies
6.11(b)      Description of Malpractice Insurance
6.11(c)      Claims, Adverse Experience
6.12         Patient List
6.13         Physician List
7.1          Opinion of Seller's Counsel
7.2          Consulting Agreement
7.3          Non-Competition Agreement
8.1          Opinion of Buyer's Counsel

                                   APPENDIX B
                         OPINION OF INVESTMENT BANKERS

Josephthal
Lyon & Ross
Incorporated
________________________________________________________________________________
                                                               February 21, 1997

PRIVATE AND CONFIDENTIAL

The Board of Directors
Continental Choice Care, Inc.
25-B Vreeland Road
Florham Park, New Jersey 07932

Gentlemen:

      We understand that Continental Choice Care, Inc., a New Jersey corporation, and its subsidiaries and affiliates ("Continental") and IHS of New York, Inc. ("IHS") have signed an asset purchase agreement whereby IHS will acquire substantially all of Continental's assets for consideration of $13,120,000 cash and a consulting agreement pursuant to which IHS will pay Continental an aggregate of $1,000,000 over the three year term of such agreement, contingent upon the satisfaction, by both parties, of certain obligations (the "Transaction").

      You have requested our opinion as to the fairness from a financial point of view to the current holders of Continental no par common stock, ("Continental Common Stock") of the consideration to be paid pursuant to the Transaction. We express no opinion as to the use of proceeds from the Transaction or as to the viability of Continental as a going concern either currently or following consummation of the Transaction. As you know, we have not been requested to explore any alternatives to the Transaction. In addition, we were not requested to and did not make any recommendation to the Continental Board of Directors regarding the form or amount of such consideration. Also, we make no representation as to whether or not IHS will be able to raise the funds necessary to complete the Transaction.

      In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including, among others, the following; (i) a signed Asset Purchase Agreement dated February 12, 1997 by and among Continental and IHS; (ii) certain historical financial, operating and other data that are publicly available or were furnished to us by Continental regarding Continental including, but not limited to: (a) Form 10-K for the period ended December 31, 1995 of Continental; (b) Form 10-Q for the period ended September 30, 1996 of Continental; and (c) internally generated operating reports of Continental; (iii) publicly available financial, operating and stock market data for companies engaged in businesses we deemed comparable to Continental; (iv) publicly available financial, operating and stock market data for companies we deemed comparable to Continental which had been involved in a merger or acquisition since January 1, 1994; and (v) such other factors as we deemed appropriate. We have met with senior officers of Continental to discuss the prospects for Continental's business and their estimates of such business' future financial performance, and such other matters as we believed relevant. Our opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

      In connection with our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or which is publicly available, and have not attempted to verify independently any such information. We have relied solely on the information and estimates provided to us by Continental's management and have neither made nor obtained any independent appraisals of any properties, other assets or facilities of Continental. With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of Continental, provided to us by Continental's management, we have assumed that the financial information has been reasonably prepared and that the financial projections represent Continental management's best currently available estimates as to the future financial performance of Continental independently and subsequent to the Transaction. In addition, we have relied upon Continental management's assessment of the strategic rationale for entering into the Transaction.

      As you know, Josephthal Lyon & Ross Incorporated ("Josephthal") has been retained by Continental to render this opinion and provide other financial advisory services, and will receive fees for such services. In addition, in the ordinary course of business, Josephthal may actively trade the common stock of Continental for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities. Furthermore, Josephthal and its affiliates own warrants to purchase 100,000 shares of Continental Common Stock at an exercise price of $3.00 per share.

      This opinion is solely for the use of the Board of Directors of Continental and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Josephthal other than the inclusion of this letter as an annex to the proxy statement to be delivered to the Securities and Exchange Commission and the stockholders of Continental.

      Based upon and subject to the foregoing it is our opinion that, as of the date hereof, the consideration to be paid in the Transaction, is fair to the current holders of Continental Common Stock from a financial point of view.

                                Very truly yours,

                                JOSEPHTHAL LYON & ROSS INCORPORATED

                                   APPENDIX C
                           1997 EQUITY INCENTIVE PLAN

                         CONTINENTAL CHOICE CARE, INC.
                           1997 EQUITY INCENTIVE PLAN

1.   PURPOSE

         The purpose of this 1997 Equity Incentive Plan (the "Plan"), is to advance the interests of Continental Choice Care, Inc. (the "Company") and its subsidiaries by enhancing the ability of the Company to (i) attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries;
(ii) reward such persons for such contributions, and (iii) encourage such persons or entities to take into account the long-term interest of the Company through ownership of shares ("Shares") of the Company's common stock ("Stock").

         The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") in the form of Options, Stock Appreciation Rights ("SARs"), Restricted Stock or Deferred Stock, all as more fully described below.

2.   ADMINISTRATION

         The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") and to the extent deemed necessary or advisable by the Board, will be constituted to permit the Plan to comply with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule and to comply with the requirements for a compensation committee composed of outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will determine the recipients of Awards, the times to which Awards will be made and the size and type or types of Awards to be made to each recipient and will set forth in such Awards the terms, conditions and limitations applicable to it. Awards may be made singly, in combination or in tandem. The Committee will have full and exclusive power to interpret the Plan, to adopt rules, regulations and guidelines relating to the Plan, to grant waivers of Plan restrictions and to make all of the determinations necessary for its administration. In its discretion, the Board of Directors may elect to administer all or any aspects of the Plan and to perform any of the duties or exercise any of the rights delegated or granted to the Committee under the terms of the Plan and in such event all references to the Committee contained herein shall mean the Board of Directors; provided, however, that the Board may not make such election if the election by itself shall result in the failure of the Plan to comply with Rule 16b-3 or Code Section 162(m). Such determinations and actions of the Committee (or the Board as the case may be), and all their determinations and actions of the Committee (or the Board as the case may be) made or taken under authority granted by any provision of the Plan, will be conclusive and binding on all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee or the Board to make adjustments under Section 12 or to amend or terminate the Plan under Section 18.

3.   EFFECTIVE DATE AND TERM OF PLAN

         The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants and Awards under the Plan may be made prior to that date, subject to such approval of the Plan.

         The Plan will terminate ten years after the effective date of the Plan, subject to earlier termination of the Plan by the Board pursuant to Section 18. No Award may be granted under the Plan after the termination date of the Plan, but Awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 12 below, (i) the maximum aggregate number of Shares of Stock that may be delivered for all purposes under the Plan shall be 1,250,000 and (ii) the maximum number of Shares of Stock awarded to any Participant (as defined in Section 5 below) in any calendar year under the Plan shall be (x) 125,000 Shares of Stock in the case of all participants other than the Chairman and Chief Executive Office of the Company and (y) 150,000 Shares of Stock in the case of the Chairman and Chief Executive Officer of the Company. The maximum aggregate number of Shares of Stock which may be issued under the Plan pursuant to the exercise of ISOs (as defined in Section 7 below) shall be 1,250,000.

         If any Award requiring exercise by the Participant for delivery of Stock is canceled or terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of Shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants of Stock except that Stock subject to an Option canceled upon the exercise of an SAR shall not again be available for Awards under the Plan unless, and to the extent that, the SAR is settled in cash. Likewise, if any Award payable in Stock or cash is satisfied in Stock rather than cash, the amount of cash for which such Stock was substituted will be available for future Awards of cash compensation. Shares of Stock tendered by a Participant or withheld by the Company to pay the exercise price of an Option or to satisfy the tax withholding obligations of the exercise or vesting of an Award shall be available again for Awards under the Plan, but only to Participants who are not subject to Section 16 of the Exchange Act. Shares of Restricted Stock forfeited to the Company in accordance with the Plan and the terms of the particular Award shall be available again for Awards under the Plan unless the Participant has received the benefits of ownership (within the applicable interpretation under Rule 16b-3), in which case such shares may only be available for Awards to Participants who are not subject to Section 16 of the Exchange Act.

         Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional Shares of Stock will be delivered under the Plan and the Committee shall determine the manner in which fractional shares value will be treated.

5.   ELIGIBILITY AND PARTICIPATION

         Those eligible to receive Awards under the Plan ("Participants"), will be persons in the employ of the Company or any of its subsidiaries ("Employees") and other persons or entities who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries, except that members of the Committee may not be a Participant without ratification by the Board. A "subsidiary" for purposes of the Plan, will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, or any other entity, including partnerships, limited partnerships, limited liability companies, or limited liability partnerships in which the Company owns a majority of the equity interest or controls the voting power.

6.   DELEGATION OF AUTHORITY

         The Committee may delegate to senior officers of the Company who are also directors of the Company (including, without limitation, the Chief Executive Officer and/or President) its duties under the plan subject to such conditions and limitations as the Committee may prescribe, except that only the Committee may designate and make grants, including, without limitation, decisions on timing, amount and pricing of Awards, to Participants (i) who are subject to Section 16 of the Exchange Act or any successor statute, or (ii) whose compensation is covered by Section 162(m) of the Code.

7.   OPTIONS

     (a) Nature of Options. An Option is an Award entitling the Participant to purchase a specified number of Shares at a specified exercise price. Both "incentive stock options", as defined in Section 422 of the Code (referred to herein as an "ISO") and non-incentive stock options may be granted under the Plan. ISOs may be awarded only to Employees.

     (b) Exercise Price. The exercise price of each Option shall be determined by the Committee, but shall not be less than fifty percent (50%) of the Fair Market Value of a Share at the time the Option is granted, and in the case of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the Fair Market Value of a share at the time the ISO is granted. For purposes of this Plan, "Fair Market Value" shall mean, except as provided below, the average of the high and low sale prices or, in case no such sale takes place on such day, the average of the high bid and low asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on an exchange or, if the common stock is not then listed or admitted to trading on an exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ Stock Market or such other system then in use, or, if on any such date the common stock is not quoted by any such organization, the average of the high bid and low asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the Stock. In the case of ISOs, the term "Fair Market Value" shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to ISOs. In addition, options will not be exercisable unless the shares subject thereto have been approved for listing on any exchange or quotation system on which the common stock is then listed or quoted. Subject to the conditions described above with respect to the exercise price and listing of the common stock, the Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. For purposes of this Plan, "ten-percent shareholder" shall mean any Employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

     (c) Duration of Options. In no case shall an Option be exercisable more than ten years (five years, in the case of an ISO granted to a "ten-percent shareholder" as defined in (b) above) from the date the Option was granted.

     (d) Exercise of Options and Conditions. Options granted under any single Award will become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify. The options may be subject to such restrictions, conditions and forfeiture provisions as the Committee may determine, including, but not limited to, restrictions on transfer; continuous service with the Company or any of its Subsidiaries; achievement of business objectives, and individual, unit and Company performance. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

     (e) Payment for and Delivery of Stock. Full payment for Shares purchased will be made at the time of the exercise of the Option, in whole or in part. Payment of the purchase price will be made in cash or in such other form as the Committee may approve, including, without limitation, delivery of Shares of Stock.

8.   STOCK APPRECIATION RIGHTS

     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive payment, in cash and/or Stock, determined in whole or in part by reference to appreciation in the value of a Share. In general, an SAR entitles the recipient to receive, with respect to each Share as to which the SAR is exercised, the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date the SAR was granted. However, the Committee may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Shares in comparison with the performance of other stocks or an index or indices of other stocks.

     (b) Grant of SARs. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

     (c) Exercise of SARs. An SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. An SAR granted in tandem with an Option will be exercisable only at such times, and to the extent, that the related Option is exercisable. An SAR granted in tandem with an ISO may be exercised only when the market price of the Shares subject to the Option exceeds the exercise price of such Option. The Committee may at any time and from time to time accelerate the time at which all or part of the SAR may be exercised. At the option of the Company, upon exercise an SAR may be settled in cash, Stock or a combination of both.

9.   RESTRICTED STOCK

         A Restricted Stock Award entitles the recipient to acquire Shares, subject to certain restrictions or conditions, for no cash consideration, if permitted by applicable law, or for such other consideration as determined by the Committee. The Award may be subject to such restrictions, conditions and forfeiture provisions as the Committee may determine, including, but not limited to, restrictions on transfer; continuous service with the Company or any of its Subsidiaries; achievement of business objectives, and individual, unit and Company performance. Subject to such restrictions, conditions and forfeiture provisions as may be established by the Committee, any Participant receiving an Award will have all the rights of a stockholder of the Company with respect to Shares of Restricted Stock, including the right to vote the Shares and the right to receive any dividends thereon.

10.  DEFERRED STOCK

         A Deferred Stock Award entitles the recipient to receive Shares to be delivered in the future. Delivery of the Shares will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Shares will take place. At the time any Deferred Stock Award is granted, the Committee may provide that the Participant will receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

11.  TRANSFERS

         No Award (other than an outright Award in the form of Stock) may be assigned, pledged or transferred other than by will or by the laws of descent and distribution and during a Participant's lifetime will be exercisable only by the Participant or, in the event of a Participant's incapacity, his or her guardian or legal representative.

12.  ADJUSTMENTS

     (a) In the event of a stock dividend, stock split or combination of Shares, recapitalization or other change in the Company"s capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan and to any Participant under Section 4 above.

     (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of Shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

13.  RIGHTS AS A STOCKHOLDER

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Shares.

14.  CONDITIONS ON DELIVERY OF STOCK

         The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions or legends from Shares previously delivered under the Plan until (a) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (b) if the outstanding Shares are at the time listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Shares has not been registered under the Securities Act of 1933, as amended and qualified under the appropriate "blue sky" laws, the Company may require, as a condition to exercise of the Award, such representations and agreements as counsel for the Company may consider appropriate to avoid violation of such Act and laws and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant"s legal representative, the Company will be under no obligation to deliver shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

15.  TAX WITHHOLDING

         The Company will have the right to deduct from any cash payment under the Plan taxes that are required to be withheld and further to condition the obligation to deliver or vest shares under this Plan upon the Participant=s paying the Company such amount as it may request to satisfy any liability for applicable withholding taxes. The Committee may in its discretion permit Participants to satisfy all or part of their withholding liability by delivery of Shares with a Fair Market Value equal to such liability or by having the Company withhold from Stock delivered upon exercise of an Award, Shares whose Fair Market Value is equal to such liability.

16.  MERGERS, ETC.

         In the event of a proposal, which is approved by the Board of Directors, of any merger or consolidation involving the Company where the Company is not the surviving entity, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of the Company's then outstanding Stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"), all outstanding Options and SARs shall become exercisable immediately before or contemporaneously with the consummation of such transaction and each outstanding share of Restricted Stock and each outstanding Deferred Stock Award shall immediately become free of all restrictions and conditions upon consummation of such transaction. Upon consummation of the Transaction, all outstanding Options and SARs shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which the holders of Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

         In lieu of the foregoing, if the Company will not be the surviving corporation or entity, the Committee may, by vote of a majority of the members of the Committee who are Continuing Directors (as defined below), arrange to have such acquiring or surviving corporation or entity or an Affiliate (as defined below) thereof grant to participants holding outstanding Awards replacement Awards which, in the case of ISOs, satisfy, in the determination of the Committee, the requirements of Section 424(a) of the Code.

         The term "Continuing Director" shall mean any director of the Company who (i) is not an Acquiring person or an Affiliate of an Acquiring Person and
(ii) either was (A) a member of the Board of Directors of the Company on the date of adoption of this Plan or (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination. The term "Acquiring Person" shall mean, with respect to any Transaction, each Person who is a party to or a participant in such

Transaction or who, as a result of such Transaction, would (together with other Persons acting in concert) own a majority of the Company's outstanding Common Stock; provided, however, that none of the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any trustee in respect thereof acting in such capacity shall, for purposes of this Section, be deemed an "Acquiring Person." The term "Affiliate" with respect to any Person, shall mean any other Person who is, or would be deemed to be an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. The term "Person" shall mean a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

         17.  TERMINATION OF EMPLOYMENT

              Subject to the discretion of the Committee as demonstrated in any written agreement associated with an Award, the Committee may provide for provisions similar to the following to be applicable to any Award to an Employee if such grantee ceases to be an Employee after an Award:

              (a) if termination of employment is voluntary or involuntary without cause, the Participant may exercise each Option or SAR held by the Participant within three months after such temination (but not after the expiration date of the Option or SAR) to the extent of the number of Shares subject to the Option or SAR as of the date of termination;

              (b) if termination is for cause, all Options or SARs held by the Participant shall be cancelled as of the date of termination;

              (c) subject to the provisions of Section 17(d), if termination is
(i) by reason of retirement at a time when the Paricipant is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary, or (ii) by reason of disablilty, each Option or SAR held by the Participant may be exercised by the Participant at any time (but not after the expiration date of the Option or SAR) (within one year of termination in the case of ISO's) to the extent of the number of Shares subject to the Option or SAR as of the date of termination;

              (d) if termination is by reason of the death of the Participant, or if the Participant dies after retirement or disability as referred to in
Section 17(c), each Option or SAR held by the Participant may be exercised by the Participant's estate, or by any person who acquires the right to exercise the Option or SAR by reason of the Participant's death, at any time within a period of three years after death (but not after the expiration date of the Option or SAR) to the extent of the total number of shares subject to the Option or SAR as of the date of termination; or

              (e) if the Participant should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 17(a), each Option or SAR held by the Participant may be exercised by the Participant's estate, or by any person who acquires the right to exercise by reason of the Participant's death, at any time within a period of one year after death (but not after the expiration date of the Option of SAR) to the extent of the number of Shares subjecto to each outstanding Option or SAR as of the date of termination.

18.  AMENDMENTS AND TERMINATION

         The Committee will have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan provided that, except for adjustments under Section 12 hereof, no such action will modify such Award in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Award.

         The Board may amend, suspend or terminate the Plan except no such action may be taken, without shareholder approval, which would effectuate any change for which shareholder approval is required pursuant to Section 16 of the Exchange Act.

19.  MISCELLANEOUS

         Each Award under this Plan shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

         The granting of an Award under this Plan in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ if the Company or any Subsidiary.

         This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.